United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4577

(Investment Company Act File Number)

Federated Income Securities Trust

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 10/31/16

Date of Reporting Period: 10/31/16

Item 1. Reports to Stockholders

Annual Shareholder Report
October 31, 2016
Share Class	Ticker
A	FMUAX
B	FMNBX
C	FMUCX
F	FMUFX
Institutional	FMUIX

Federated Muni and Stock Advantage Fund
Fund Established 2003

A Portfolio of Federated Income Securities Trust

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from November 1, 2015 through October 31, 2016. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated Muni and Stock Advantage Fund (the “Fund”), based on net asset value for the 12-month reporting period ended October 31, 2016, was 4.02% for Class A Shares, 3.25% for Class B Shares, 3.25% for Class C Shares, 4.02% for Class F Shares and 4.28% for Institutional Shares. The 4.28% total return for the Institutional Shares for the reporting period consisted of 1.31% in appreciation of net asset value of the Fund's shares and 2.97% in reinvested dividends. The total return of the Fund's custom blended index (60% S&P Municipal Bond Index (S&P Muni Index) and 40% Russell 1000® Value Index (R1000V))1 was 5.40% for the same period. The total return of the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50),2 a peer group average for the Fund, was 3.68% during the same period. The Fund's and the M30-50's total returns for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses, which were not reflected in the total return of the R1000V or S&P Muni Index.
During the reporting period, the Fund's investment strategy focused on income earning investments, specifically high-quality, dividend-paying stocks3 and intermediate- and long-term, tax-exempt securities4 to achieve the Fund's primary tax-advantaged income objective and secondary capital appreciation objective. The most significant factors that affected the Fund's performance during the reporting period were: (a) the Fund's allocation between stocks and tax-exempt securities; (b) the selection of equity securities of similar issuers (referred to as sectors) and the selection of individual equity securities; (c) the selection of tax-exempt municipal securities with different maturities (expressed by a yield curve showing the relative yield of similar securities with different maturities), different credit characteristics or different structural attributes; and (d) the effective duration of the Fund's tax-exempt securities portfolio.
The following discussion will focus on the performance of the Fund's Institutional Shares during the reporting period.
MARKET OVERVIEW
During the reporting period, equity markets marked all-time highs and endured heightened volatility on the heels of several major news stories both domestically and abroad. The first bout of volatility during the reporting period came late in 2015 as the Federal Reserve (the Fed) commenced the much awaited tightening cycle and raised the target funds rate by 25 basis points. As the reporting period progressed, investors anticipated anywhere between one and three additional rate hikes, though they saw none. Following the December tightening, equity markets suffered their worst start to a year on record. Despite this, equities rebounded and finished the quarter in positive territory. Looking abroad, the biggest news story of the reporting period was the U.K.'s vote in
Annual Shareholder Report

late June to exit the European Union (Brexit). The U.K. reached a surprising result as the “leave” vote won by a small majority, injecting fear and volatility into global markets. Markets quickly stabilized, once again, as stronger economic data and quantitative easing commitments from European and Japanese central banks calmed investors. As the reporting period came to a close, focus shifted to the impending U.S. presidential election. Through the end of 2016 and beyond, the outcome of the election is expected to have a significant impact on U.S. and global equity markets.
The S&P 500 Index5 returned 4.50%, and the R1000V returned 6.37% for the reporting period. In general, larger market capitalization stocks outperformed smaller market capitalization stocks, value stocks outperformed growth stocks and defensive stocks outperformed cyclical stocks. Strong performance in Utilities, Information Technology and Telecom Services dominated relatively weaker performance in Real Estate, Health Care and Consumer Discretionary across the S&P 500 sectors during the reporting period.
U.S. Treasury yields ended the reporting period mixed, with short-term yields higher and intermediate and long-term yields lower, as slow U.S. growth persisted amid low U.S. inflation, volatile commodity prices and muted global growth. Early in the period, the Fed modestly raised its short-term policy rates for the first time since its target range for policy rates hit zero in late 2008. Expectations for significantly more Fed tightening, a sharp devaluation of the Chinese Yuan and plummeting oil prices fueled fears of recession and drove global equity prices and Treasury yields lower in early 2016. Highly accommodative monetary policies from developed country central banks–including both quantitative easing and negative rates by the European Central Bank and Bank of Japan–combined with Fed signals of a significant moderation in its pace of tightening, helped equity markets to rebound from February 2016 lows, while keeping developed country sovereign yields at lower levels for much of the period. The unexpected vote in the United Kingdom to exit the European Union in late June prompted further global asset market volatility and flight-to-quality demand for developed country sovereign debt, with Treasury yields reaching period lows in early July. Over the remainder of the period, flight-to-quality demand for Treasuries faded as near-term Brexit economic and market impacts proved more modest than feared, U.S. growth accelerated and U.S. inflation edged upwards, prompting expectations of another Fed tightening by the end of 2016. During the reporting period, the closing 10-year U.S. Treasury yield ranged from 2.34% to 1.36%, ending at 1.83%, down 32 basis points (bp). The 30-year Treasury yield ended the period down 34 bp. The more monetary policy sensitive 2-year Treasury yield ended the period up 12 basis points.
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Municipal market yields followed Treasury yields over much of the period, reaching lows following Brexit, but rising again toward the end of the period. The sharp decline in municipal yields prompted a heavy surge in bond issuance, partly from issuers refinancing existing, higher cost debt. Municipal bond mutual funds received strong net inflows for much of the period, reflecting ongoing investor demand for municipal bonds. The Municipal Market Data (MMD)6 AAA tax exempt 10-year yield declined 31 basis points, the 30-year yield declined 51 basis points, while the 2-year MMD yield increased 30 basis points.
PORTFOLIO ALLOCATION
During the reporting period, the Fund's portfolio was allocated between stocks and tax-exempt securities to reflect the Fund's primary investment objective of tax-advantaged income7 and its secondary objective of capital appreciation. The factors used in the allocation decision, during the reporting period were: (1) maintenance of at least 50% exposure to tax-exempt municipal securities in order to comply with Internal Revenue Service rules governing the payment of tax-exempt dividends from the tax-exempt securities portion of the Fund's portfolio; (2) the Fund's ability to pay and maintain an attractive level of dividends,7 and (3) the expected relative total return of tax-exempt securities and stocks. The allocation at the end of the reporting period was 55.7% tax-exempt municipal bonds, 40.5% stocks and 3.8% tax-exempt cash equivalents. The Fund's overweight to equities relative to the R1000V contributed negatively to Fund performance during the reporting period.
SECTOR AND SECURITY SELECTION–EQUITY STOCKS
The return of the equity component of the Fund's portfolio outperformed the R1000V during the reporting period as the Fund's equity portfolio managers focused on realization of the Fund's tax-advantaged income and capital appreciation objectives by purchasing and holding income producing equity securities. Overweight positions in the Telecom Services and Utilities sectors were the main drivers of the reporting period outperformance.
During the reporting period, sector allocation added to while stock selection detracted from the Fund's performance relative to the R1000V. An overweight position in the Telecom Services and Utilities sectors enhanced the Fund's performance during the reporting period. Detracting from performance was a sector overweight in the Consumer Discretionary sector and a sector underweight in Industrials. The Fund had notable positive stock selection in the Consumer Discretionary and Information Technology sectors and negative stock selection in the Energy and Industrials sectors.
SECURITY SELECTION–TAX-EXEMPT SECURITIES
During the reporting period, the bond portfolio managers' strategies were to: (1) invest only in tax-exempt municipal bonds whose interest is not subject to (or not a specific preference item for purposes of) the federal alternative minimum tax for individuals or corporations; (2) maintain exposure to
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intermediate and long-term tax-exempt municipal bonds to seek to capture the income advantages of such securities relative to tax-exempt municipal bonds with shorter maturities; (3) maintain a significant weighting in low investment-grade and noninvestment-grade bonds, or equivalents,8 given their income advantages; and (4) adjust portfolio duration,9 or sensitivity to interest rates, and yield curve exposures in an effort to enhance bond portfolio total return as market interest rates fluctuate.10
The Fund's tax-exempt municipal bond portfolio outperformed the return of the S&P Muni Index during the reporting period. The bond portfolio's yield curve positioning–notably its underweight exposure to underperforming short-term securities and overweight exposure to outperforming long-term securities–contributed favorably to relative performance, as did favorable security selection. Overweight allocations to mid & low investment-grade bonds and speculative-grade securities (or unrated securities of comparable quality) contributed to the favorable relative performance as such securities outperformed. Duration management–which includes duration of bonds in the portfolio as well as derivatives11 to adjust duration–modestly contributed to favorable relative performance.
DURATION–TAX-EXEMPT SECURITIES
During the reporting period, the duration of the Fund's tax-exempt municipal bond portfolio averaged about 5.2 years, which was longer than the duration of the S&P Muni Index, which averaged about 4.8 years. This longer duration reflected the Fund's focus on intermediate and long-term securities, its active allocation of portfolio holdings among intermediate and long-term securities and tactical use of derivatives to actively manage portfolio duration over the reporting period.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the R1000V and S&P Muni Index. The total return for the 12-month reporting period for the Fund's current broad-based securities market indices, the S&P Muni Index and the R1000V were 4.53% and 6.37%, respectively. During the reporting period, the Fund's Adviser elected to change one of the broad-based securities market indices from the Dow Jones U.S. Select Dividend Index (DJSDI) to the R1000V because the R1000V is more representative of the securities in which the Fund invests. The return of the DJSDI was 13.49% for the reporting period.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the M30-50. During the reporting period, Morningstar changed the name of the peer group from Morningstar Conservative Allocation Funds Average to Morningstar Allocation Funds Average–30% to 50% Equity.
3	There are no guarantees that dividend paying stocks will continue to pay dividends.
4	The Fund is not entirely a “tax-exempt” or “municipal” fund. Although a portion of the dividends paid by the Fund will consist of exempt-interest dividends that are exempt from regular federal income tax, some distributions will be subject to federal income tax. Additionally, most distributions will be subject to applicable state and local personal income tax.
5	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and it is not possible to invest directly in an index.
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6	MMD is a market data provider that produces daily generic yield curve of investment-grade municipal bonds based on a survey of municipal securities dealers and observed trades. The MMD AAA yield curve is a widely used reference for top credit quality municipal bonds in the marketplace. Investment-grade municipal bonds are rated at least “BBB” by Standard & Poor's or another nationally recognized statistical ratings organization (or are comparable unrated municipal bonds).
7	Fund income may be subject to state and local taxes. Although this Fund pursues tax-advantaged income and seeks to invest primarily in securities whose interest is not subject to the federal alternative minimum tax, there are no assurances that it will achieve these goals.
8	Investment-grade securities and noninvestment-grade securities may either be: (a) rated by a nationally recognized statistical ratings organization or rating agency; or (b) unrated securities that the Fund's Adviser believes are of comparable quality. The rating agencies that provided the ratings for rated securities include Standard & Poor's, Moody's Investor Services, Inc. and Fitch Rating Service. When ratings vary, the highest rating is used. Credit ratings of “AA” or better are considered to be high credit quality; credit ratings of “A” are considered high or medium/good quality; and credit ratings of “BBB” are considered to be medium/good credit quality, and the lowest category of investment-grade securities; credit ratings of “BB” and below are lower-rated, noninvestment-grade securities or junk bonds; and credit ratings of “CCC” or below are noninvestment-grade securities that have high default risk. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower creditworthiness, greater price volatility, more risk to principal and income than with higher rated securities and increased possibilities of default.
9	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations.
10	Bond prices are sensitive to changes in interest rates and interest rate spreads between bonds of varying credit quality. A rise in interest rates or interest rate spreads can cause a decline in their prices.
11	The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graphs below illustrate the hypothetical investment of $10,0001 in the Federated Muni and Stock Advantage Fund2 from October 31, 2006 (or later, if applicable) to October 31, 2016, compared to the S&P Municipal Bond Index (S&P Muni Index),3 the Russell 1000® Value Index (R1000V),4 the Dow Jones U.S. Select Dividend Index (DJSDI)5 and the Morningstar Allocation Funds Average–30% to 50% Equity (M30-50).6 The Average Annual Total Return Table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of October 31, 2016
■	Total returns shown for Class A Shares include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
■	Total returns shown for the Class C Shares include the maximum contingent deferred sales charge of 1.00% as applicable.
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Growth of a $10,000 Investment–CLASS F SHARES
Growth of $10,000 as of October 31, 2016
■	Total returns shown include the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graphs above.
Average Annual Total Returns for the Period Ended 10/31/2016
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Years	10 Years	Start of Performance
Class A Shares	-1.68%	5.16%	3.64%	N/A
Class B Shares	-2.25%	5.23%	3.59%	N/A
Class C Shares	2.25%	5.56%	3.44%	N/A
Class F Shares[7]	2.02%	6.15%	N/A	3.85%
Institutional Shares[7]	4.28%	6.62%	4.28%	N/A
S&P Muni Index	4.53%	4.57%	4.53%	N/A
DJSDI	13.49%	14.22%	6.52%	N/A
R1000V	6.37%	13.31%	5.35%	N/A
S&P 500 Index[8]	4.51%	13.57%	6.70%	N/A
M30-50	3.68%	4.59%	3.86%	N/A
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date; for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date; for Class F Shares, the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900), and the contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Muni Index, DJSDI, R1000V and the M30-50 have been adjusted to reflect reinvestment of dividends on securities in the indices and average.
2	As indicated in its name, Federated Muni and Stock Advantage Fund invests in both municipal (muni) securities and equity securities (stock) as described in the Fund's prospectus. Thus the Fund is not entirely a “tax-exempt” or “municipal” fund, and a portion of the income derived from the Fund's portfolio (or dividend distributions) will be subject to federal income tax and state and local personal income tax.
3	The S&P Muni Index is a broad, comprehensive, market value-weighted index composed of approximately 55,000 bond issues that are exempt from U.S. federal income taxes or subject to the AMT. Eligibility criteria for inclusion in the S&P Muni Index include, but are not limited to: the bond issuer must be a state (including the Commonwealth of Puerto Rico and U.S. territories) or a local government or a state or local government entity where interest on the bond is exempt from U.S. federal income taxes or subject to the AMT; the bond must be held by a mutual fund for which Standard & Poor's Securities Evaluations, Inc. provides prices; it must be denominated in U.S. dollars and have a minimum par amount of $2 million; and the bond must have a minimum term to maturity and/or call date greater than or equal to one calendar month. The S&P Muni Index is rebalanced monthly. The index is not adjusted to reflect sales charges, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	During the reporting period, the Fund's Adviser elected to change one of the broad-based securities market indices from the DJSDI to the R1000V because the R1000V is more representative of the securities in which the Fund invests. The R1000V measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The R1000V is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
5	The DJSDI is a dividend-weighted index intended to represent the 100 stocks in the Dow Jones U.S. Total Market Index that have the highest indicated annual dividend yield. The index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

6	Morningstar figures represent the average of the total returns reported by all the funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges. The Morningstar figures in the Growth of $10,000 line graph are based on historical return information published by Morningstar and reflect the return of the funds comprising the category in the year of publication. Because the funds designated by Morningstar as falling into the category can change over time, the Morningstar figures in the line graph may not match the Morningstar figures in the Average Annual Total Returns table, which reflect the return of the funds that currently comprise the category. During the reporting period, Morningstar changed the name of the peer group from Morningstar Conservative Allocation Funds Average to Morningstar Allocation Funds Average–30% to 50% Equity.
7	The Fund's Class F Shares and Institutional Shares commenced operations on 5/31/2007 and 12/29/2010, respectively. For the period prior to the commencement of operations of the Institutional Shares, the performance information shown for the Fund's Institutional Shares is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of Class A Shares during those periods. The performance of Class A Shares also has been adjusted to reflect the absence of sales charges and adjusted to remove any voluntary waiver of fund expenses related to Class A Shares during the period prior to commencement of the Institutional Shares.
8	The S&P 500 Index is an unmanaged, capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is not adjusted to reflect sales charges, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At October 31, 2016, the Fund's portfolio composition1 was as follows:
Security Type	Percentage of Total Net Assets
Tax-Exempt, Fixed Income Securities	55.7%
Equity Securities	40.5%
Derivative Contracts[2]	0.0%[3]
Cash Equivalents[4]	4.1%
Other Assets and Liabilities—Net[5]	(0.3)%
TOTAL	100.0%
At October 31, 2016, the Fund's sector composition6 for its equity securities was as follows:
Sector Composition	Percentage of Equity Securities
Financials	19.0%
Information Technology	14.8%
Energy	11.4%
Health Care	11.2%
Industrials	11.2%
Consumer Staples	9.0%
Consumer Discretionary	7.9%
Telecommunication Services	6.6%
Utilities	5.3%
Materials	3.6%
TOTAL	100.0%
Annual Shareholder Report

At October 31, 2016, the Fund's sector composition7 for its tax-exempt securities was as follows:
Sector Composition	Percentage of Tax-Exempt Securities
Dedicated Tax	13.7%
Hospital	10.6%
General Obligation—State	10.4%
Education	10.1%
Toll Road	9.0%
Water and Sewer	8.1%
Refunded	5.8%
Public Power	4.3%
Senior Care	4.0%
Airport	3.5%
Other[8]	20.5%
TOTAL	100.0%
1	See the Fund's Prospectus and Statement of Additional Information for a description of the types of securities in which the Fund invests.
2	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
3	Represents less than 0.1%
4	Cash equivalents include any investments in tax-exempt, variable rate instruments.
5	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
6	Sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
7	Sector classifications and the assignment of holdings to such sectors, are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser. For securities that have been enhanced by a third-party guarantor, such as bond insurers and banks, sector classifications are based upon the economic sector and/or revenue source of the underlying obligor, as determined by the Fund's Adviser.
8	For purposes of this table, sector classifications constitute 79.5% of the Fund's total investments in tax-exempt securities. Remaining tax-exempt security sectors have been aggregated under the designation “Other.”
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Portfolio of Investments
October 31, 2016
Shares or Principal Amount		Value
	COMMON STOCKS—40.5%
	Consumer Discretionary—3.2%
61,650	Big Lots, Inc.	$$2,675,610
32,274	Carter's, Inc.	2,786,537
94,068	Comcast Corp., Class A	5,815,284
46,998	Foot Locker, Inc.	3,138,056
247,839	Ford Motor Co.	2,909,630
102,930	Kohl's Corp.	4,503,187
58,849	Leggett & Platt, Inc.	2,699,992
80,541	Lowe's Cos., Inc.	5,368,058
80,730	Macy's, Inc.	2,945,838
48,691	Scripps Networks Interactive, Inc., Class A	3,133,753
39,071	Time Warner, Inc.	3,476,928
39,792	TJX Cos., Inc.	2,934,660
125,584	Twenty-First Century Fox, Inc., Class A	3,299,092
	TOTAL	45,686,625
	Consumer Staples—3.6%
152,302	Campbell Soup Co.	8,276,091
266,185	ConAgra Foods, Inc.	12,824,793
51,939	General Mills, Inc.	3,219,179
88,240	Smucker (J.M.) Co.	11,586,794
34,811	Spectrum Brands Holdings, Inc.	4,707,840
237,481	Sysco Corp.	11,427,586
	TOTAL	52,042,283
	Energy—4.6%
103,219	Baker Hughes, Inc.	5,718,333
247,374	BP PLC, ADR	8,794,146
105,497	Canadian Natural Resources Ltd.	3,345,310
70,951	ConocoPhillips	3,082,821
264,233	Eni SpA, ADR	7,683,896
70,796	Exxon Mobil Corp.	5,898,723
120,515	Frank's International NV	1,355,794
72,343	Marathon Petroleum Corp.	3,153,431
19,832	Occidental Petroleum Corp.	1,445,951
52,460	Oceaneering International, Inc.	1,248,548
94,334	Royal Dutch Shell PLC, Class A, ADR	4,698,776
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Energy—continued
45,743	Schlumberger Ltd.	$3,578,475
89,042	Suncor Energy, Inc.	2,673,041
206,528	Technip SA, ADR	3,393,255
96,606	TOTAL SA, ADR	4,611,970
92,164	Valero Energy Corp.	5,459,795
	TOTAL	66,142,265
	Financials—7.7%
117,333	Aflac, Inc.	8,080,724
45,379	Allstate Corp.	3,081,234
462,814	Bank of America Corp.	7,636,431
126,502	Citigroup, Inc.	6,217,573
30,585	Cullen Frost Bankers, Inc.	2,324,154
211,345	Discover Financial Services	11,905,064
28,211	Goldman Sachs Group, Inc.	5,028,329
142,955	Hartford Financial Services Group, Inc.	6,305,745
189,951	JPMorgan Chase & Co.	13,156,006
174,601	MetLife, Inc.	8,199,263
157,747	Morgan Stanley	5,295,567
458,488	Old Republic International Corp.	7,730,108
82,146	PNC Financial Services Group	7,853,158
151,136	Sun Life Financial, Inc.	5,060,033
93,872	Travelers Cos., Inc.	10,155,073
74,588	Zions Bancorporation	2,402,479
	TOTAL	110,430,941
	Health Care—4.6%
48,127	AbbVie, Inc.	2,684,524
26,258	Aetna, Inc.	2,818,796
18,084	Amgen, Inc.	2,552,737
50,175	Anthem, Inc.	6,114,326
98,714	Baxter International, Inc.	4,697,799
83,806	Gilead Sciences, Inc.	6,170,636
212,284	GlaxoSmithKline PLC, ADR	8,493,483
92,596	Johnson & Johnson	10,740,210
146,932	Merck & Co., Inc.	8,627,847
55,698	Quest Diagnostics, Inc.	4,536,045
182,090	Teva Pharmaceutical, SP ADR	7,782,527
	TOTAL	65,218,930
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Industrials—4.5%
68,462	Alaska Air Group, Inc.	$4,944,326
23,569	Boeing Co.	3,356,933
29,304	Carlisle Cos., Inc.	3,072,524
82,968	Delta Air Lines, Inc.	3,465,573
22,388	Dun & Bradstreet Corp.	2,795,142
45,914	Eaton Corp. PLC	2,927,936
20,590	General Dynamics Corp.	3,103,736
46,595	Huntington Ingalls Industries, Inc.	7,518,569
45,200	Ingersoll-Rand PLC	3,041,508
62,234	L-3 Communications Holdings, Inc.	8,522,324
43,351	ManpowerGroup, Inc.	3,329,357
130,603	Masco Corp.	4,033,021
63,556	Nielsen Holdings PLC	2,861,291
25,025	Parker-Hannifin Corp.	3,071,819
24,772	Stanley Black & Decker Inc.	2,820,044
29,573	United Technologies Corp.	3,022,361
48,136	Waste Management, Inc.	3,160,610
	TOTAL	65,047,074
	IT Services—6.0%
58,172	Apple, Inc.	6,604,849
102,804	Applied Materials, Inc.	2,989,540
244,380	Cisco Systems, Inc.	7,497,578
135,401	Corning, Inc.	3,074,957
357,170	Hewlett Packard Enterprise Co.	8,025,610
428,803	HP, Inc.	6,213,356
90,129	Intel Corp.	3,142,798
45,101	KLA-Tencor Corp.	3,387,536
33,159	Lam Research Corp.	3,211,781
192,886	Leidos Holdings, Inc.	8,018,271
113,099	Maxim Integrated Products, Inc.	4,482,113
53,258	Microsoft Corp.	3,191,219
74,633	Oracle Corp.	2,867,400
48,985	Qualcomm, Inc.	3,366,249
49,102	TE Connectivity Ltd.	3,087,043
177,931	Texas Instruments, Inc.	12,606,411
85,341	Xilinx, Inc.	4,341,297
	TOTAL	86,108,008
Annual Shareholder Report

Shares or Principal Amount		Value
	COMMON STOCKS—continued
	Materials—1.5%
100,948	Alcoa, Inc.	$2,899,227
57,022	Dow Chemical Co.	3,068,354
178,673	Huntsman Corp.	3,028,507
42,315	Reliance Steel & Aluminum Co.	2,910,426
64,585	Sealed Air Corp.	2,947,013
10,754	Sherwin-Williams Co.	2,633,224
124,152	Steel Dynamics, Inc.	3,409,214
	TOTAL	20,895,965
	Telecommunication Services—2.7%
294,292	AT&T, Inc.	10,827,003
260,286	BCE, Inc.	11,827,396
162,623	CenturyLink, Inc.	4,322,519
239,265	Verizon Communications, Inc.	11,508,646
	TOTAL	38,485,564
	Utilities—2.1%
64,412	American Electric Power Co., Inc.	4,176,474
28,970	Consolidated Edison Co.	2,188,684
42,763	Dominion Resources, Inc.	3,215,778
35,447	DTE Energy Co.	3,403,266
47,412	Duke Energy Corp.	3,793,908
57,636	Exelon Corp.	1,963,659
31,070	NextEra Energy, Inc.	3,976,960
72,675	PPL Corp.	2,495,659
24,847	Sempra Energy	2,661,114
50,821	Southern Co.	2,620,839
	TOTAL	30,496,341
	TOTAL COMMON STOCKS (IDENTIFIED COST $560,098,887)	580,553,996
	MUNICIPAL BONDS—55.7%
	Alabama—0.4%
$2,000,000	Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 5.75%, 10/1/2030	2,317,360
700,000	Alabama State Port Authority, Docks Facilities Revenue Bonds (Series 2010), 6.00%, 10/1/2040	817,558
2,000,000	Selma, AL IDB, (International Paper Co.), Revenue Bonds (Series 2011A), 5.375%, 12/1/2035	2,292,680
	TOTAL	5,427,598
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Alaska—0.2%
$3,225,000		Valdez, AK Marine Terminal, (BP PLC), Revenue Refunding Bonds (Series 2003B), 5.00%, 1/1/2021	$3,651,281
		Arizona—1.4%
3,000,000		Arizona Board of Regents, (Arizona State University), System Revenue & Refunding Bonds (Series 2015A Green Bonds), 5.00%, 7/1/2024	3,722,160
5,000,000		Maricopa County, AZ, IDA Hospital Facilities, (Banner Health), Revenue Refunding Bonds (Series 2016A), 5.00%, 1/1/2031	5,983,050
665,000	[1,2]	Maricopa County, AZ, IDA, (Paradise Schools), Revenue Refunding Bonds, 5.00%, 7/1/2036	706,875
3,000,000		Phoenix, AZ IDA, (Great Heart Academies), Education Facility Revenue Bonds (Series 2014A), 5.00%, 7/1/2034	3,329,970
3,990,000		Salt River Project, AZ Agricultural Improvement & Power District, Electric System Revenue Bonds (Series 2008A), 5.00%, 1/1/2038	4,170,308
2,500,000		Salt Verde Financial Corp., AZ, Senior Gas Revenue Bonds (Series 2007), 5.00% (Citigroup, Inc. GTD), 12/1/2037	2,997,400
		TOTAL	20,909,763
		California—5.4%
2,000,000	[3]	Bay Area Toll Authority, CA San Francisco Bay Area Toll Bridge Revenue Bonds (Series 2006C-1), 1.53% TOBs (Bay Area Toll Authority, CA), Mandatory Tender 5/1/2023	1,998,560
2,500,000	[3]	Bay Area Toll Authority, CA San Francisco Bay Area Toll Bridge Revenue Bonds (SIFMA Index Rate Bonds Series 2001A), 1.88% TOBs (Bay Area Toll Authority, CA), Mandatory Tender 4/1/2027	2,544,025
2,000,000		California Health Facilities Financing Authority, (Providence Health & Services), Revenue Bonds (Series 2014B), 5.00%, 10/1/2044	2,286,020
500,000	[1,2]	California School Finance Authority, (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.00%, 7/1/2034	556,425
1,500,000	[1,2]	California School Finance Authority, (KIPP LA), School Facility Revenue Bonds (Series 2014A), 5.125%, 7/1/2044	1,670,055
1,135,000	[1,2]	California School Finance Authority, (KIPP LA), School Facility Revenue Bonds (Series 2015A), 5.00%, 7/1/2045	1,266,671
2,540,000		California State, School Facilities UT GO Bonds, 4.00%, 9/1/2032	2,807,233
2,000,000		California State, School Facilities UT GO Bonds, 5.00%, 11/1/2031	2,395,880
3,000,000		California State, UT GO Bonds, 5.00% (United States Treasury PRF 11/1/2017@100), 11/1/2022	3,129,870
5,000,000	[3]	California State, UT GO Bonds (Index Floating Rate Bonds Series 2013D), 1.072%, 12/1/2017	5,009,800
2,500,000		California State, Various Purpose Refunding GO Bonds, 5.00%, 2/1/2038	2,884,075
5,150,000		California State, Various Purpose UT GO Bonds, 4.00%, 9/1/2032	5,691,831
2,500,000		California State, Various Purpose UT GO Bonds (Series 2013), 5.00%, 10/1/2022	3,015,625
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		California—continued
$1,125,000	[1,2]	California Statewide CDA, (899 Charleston LLC), Revenue Refunding Bonds (Series 2014A), 5.25%, 11/1/2044	$1,242,338
1,625,000	[1,2]	California Statewide CDA, (Loma Linda University Medical Center), Revenue Bonds (Series 2016A), 5.00%, 12/1/2046	1,791,335
2,000,000		California Statewide CDA, (Sutter Health), Revenue Refunding Bonds (Series 2011D), 5.25%, 8/15/2031	2,338,220
2,935,000		Chula Vista, CA Municipal Finance Authority, Special Tax Revenue Refunding Bonds (Series 2013), 5.50%, 9/1/2028	3,513,312
500,000		Corona-Norco USDT Community Facilities District No. 98-1, CA, 2013 Special Tax Refunding Bonds, 5.00%, 9/1/2032	574,330
3,000,000		Foothill/Eastern Transportation Corridor Agency, CA, Toll Road Revenue Refunding Bonds (Series 2013A), 5.75%, 1/15/2046	3,507,570
5,500,000		Golden State Tobacco Securitization Corp., CA, (California State), Enhanced Tobacco Settlement Asset-Backed Bonds (Series 2015A), 5.00%, 6/1/2040	6,362,895
4,450,000		Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Asset-Backed Revenue Bonds (Series 2007A-1), 4.50%, 6/1/2027	4,459,612
265,000		Irvine, CA Reassessment District No. 13-1, LO Improvement Bonds, 5.00%, 9/2/2021	305,606
1,740,000		M-S-R Energy Authority, CA, Gas Revenue Bonds (Series 2009A), 6.125% (Citigroup, Inc. GTD), 11/1/2029	2,260,504
3,000,000		San Francisco, CA City & County Airport Commission, Second Series Revenue Bonds (Series 2009E), 6.00%, 5/1/2039	3,363,390
2,000,000		San Jose, CA Airport, Airport Revenue Bonds (Series 2011A-2), 5.00%, 3/1/2031	2,256,100
1,000,000		Trustees of the California State University, Systemwide Revenue Bonds (Series 2014A), 5.00%, 11/1/2039	1,182,640
3,550,000		Trustees of the California State University, Systemwide Revenue Bonds (Series 2015A), 5.00%, 11/1/2030	4,386,984
2,500,000		University of California (The Regents of), General Revenue Bonds (Series 2013AI), 5.00%, 5/15/2032	2,965,975
2,000,000		University of California (The Regents of), Limited Project Revenue Bonds (Series 2012G), 5.00%, 5/15/2031	2,362,600
		TOTAL	78,129,481
		Colorado—1.9%
1,500,000	[1,2]	Colorado Educational & Cultural Facilities Authority, (University Lab School), Charter School Refunding & Improvement Revenue Bonds (Series 2015), 5.00%, 12/15/2035	1,586,595
1,250,000		Colorado Health Facilities Authority, (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.00%, 1/1/2031	1,398,387
250,000		Colorado Health Facilities Authority, (Christian Living Communities), Revenue Refunding Bonds (Series 2016), 5.00%, 1/1/2037	275,060
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Colorado—continued
$3,750,000	Colorado Health Facilities Authority, (Sisters of Charity of Leavenworth Health System), Revenue Bonds (Series 2013A), 5.00%, 1/1/2044	$4,256,137
600,000	Colorado Health Facilities Authority, (Total Longterm Care National Obligated Group), Revenue Bonds (Series 2010A), 6.00% (United States Treasury PRF 11/15/2020@100), 11/15/2030	711,582
5,170,000	Colorado Springs, CO Utility System, Utilities System Revenue Bonds (Series 2014A-1), 5.00%, 11/15/2044	6,020,000
1,160,000	Colorado State Higher Education Capital Construction Lease Purchase Financing Program, COPs (Series 2008), 5.50% (United States Treasury PRF 11/1/2018@100), 11/1/2027	1,265,688
2,475,000	Denver (City & County), CO, (Denver, CO City & County Airport Authority), Airport System Revenue Bonds (Series 2013B), 5.00%, 11/15/2043	2,815,560
2,800,000	E-470 Public Highway Authority, CO, Revenue Bonds (Series 2010C), 5.375%, 9/1/2026	3,123,736
5,000,000	University of Colorado, Tax-Exempt University Enterprise Revenue Bonds (Series 2013A), 5.00%, 6/1/2032	5,877,050
	TOTAL	27,329,795
	Delaware—0.2%
2,000,000	University of Delaware, Revenue Bonds (Series 2013A), 5.00%, 11/1/2022	2,417,000
	District of Columbia—0.7%
2,000,000	District of Columbia Income Tax Revenue, Income Tax Secured Revenue Refunding Bonds (Series 2010A), 5.00%, 12/1/2019	2,241,960
1,650,000	District of Columbia Revenue, Revenue Bonds, (Friendship Public Charter School, Inc.), (Series 2016A), 5.00%, 6/1/2036	1,880,257
525,000	District of Columbia, (KIPP DC), Revenue Bonds (Series 2013A), 6.00%, 7/1/2048	623,338
3,100,000	District of Columbia, UT GO Bonds (Series 2016A), 5.00%, 6/1/2027	3,908,914
1,000,000	Washington Metropolitan Area Transit Authority, Gross Revenue Transit Bonds (Series 2009A), 5.125%, 7/1/2032	1,097,150
	TOTAL	9,751,619
	Florida—3.4%
1,135,000	Atlantic Beach, FL Health Care Facilities, (Fleet Landing Project, FL), Revenue & Refunding Bonds (Series 2013A), 5.00%, 11/15/2019	1,235,606
3,000,000	Central Florida Expressway Authority, Senior Lien Revenue Refunding Bonds (Series 2016B), 4.00%, 7/1/2030	3,308,220
4,930,000	Florida State Board of Education, (Florida State), Public Education Capital Outlay Refunding Bonds (Series 2016A), 5.00%, 6/1/2024	6,136,766
665,000	Jacksonville, FL Sales Tax, Revenue Refunding Bonds (Series 2012), 5.00%, 10/1/2021	778,356
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Florida—continued
$1,000,000	Jacksonville, FL Sales Tax, Revenue Refunding Bonds (Series 2012), 5.00%, 10/1/2029	$1,154,970
1,250,000	Jacksonville, FL Sales Tax, Revenue Refunding Bonds (Series 2012A), 5.00%, 10/1/2029	1,451,250
2,230,000	Jacksonville, FL Sales Tax, Sales Tax Revenue Refunding Bonds (Series 2016), 4.00%, 10/1/2028	2,525,832
1,100,000	Miami-Dade County, FL Aviation, Revenue Bonds (Series 2008B), 5.00% (United States Treasury PRF 10/1/2018@100), 10/1/2023	1,185,503
3,000,000	Miami-Dade County, FL Expressway Authority, Toll System Refunding Revenue Bonds (Series 2016A), 5.00%, 7/1/2033	3,572,250
2,000,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Refunding Bonds (Series 2013A), 5.00%, 7/1/2027	2,348,600
1,000,000	Miami-Dade County, FL Expressway Authority, Toll System Revenue Refunding Bonds (Series 2013A), 5.00%, 7/1/2028	1,170,470
5,215,000	Miami-Dade County, FL Transit System Sales Surtax Revenue Bonds (Series 2012), 5.00%, 7/1/2042	5,982,700
4,000,000	Miami-Dade County, FL Water & Sewer, Water & Sewer System Revenue Refunding Bonds (Series 2015), 5.00%, 10/1/2023	4,893,680
1,400,000	Miami-Dade County, FL, (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.75%, 10/1/2030	1,659,238
1,600,000	Miami-Dade County, FL, (Miami-Dade County, FL Seaport), Seaport Revenue Bonds (Series 2013A), 5.75%, 10/1/2032	1,897,104
3,435,000	Orange County, FL Tourist Development Tax, Revenue Refunding Bonds (Series 2015), 5.00%, 10/1/2023	4,192,383
335,000	Palm Beach County, FL Health Facilities Authority, (Sinai Residences of Boca Raton), Revenue Bonds (Series 2014A), 7.25%, 6/1/2034	404,214
2,980,000	Port St. Lucie, FL Utility System, Revenue Refunding Bonds (Series 2016), 4.00%, 9/1/2030	3,299,843
1,270,000	Tolomato Community Development District, FL, Special Assessment Revenue Bonds (Series 2006), 5.40%, 5/1/2037	1,266,101
405,000	Winter Garden Village at Fowler Groves Community Development District, FL, Special Assessment Bonds (Series 2006), 5.65%, 5/1/2037	403,830
	TOTAL	48,866,916
	Georgia—1.8%
5,000,000	Athens-Clarke County, GA Water & Sewerage, Revenue Bonds (Series 2008), 5.625% (United States Treasury PRF 1/1/2019@100), 1/1/2028	5,500,050
1,000,000	Atlanta, GA Airport General Revenue, Airport General Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2033	1,180,320
3,000,000	Atlanta, GA Water & Wastewater, Revenue Bonds (Series 2009A), 6.25% (United States Treasury PRF 11/1/2019@100), 11/1/2034	3,461,100
6,000,000	Atlanta, GA Water & Wastewater, Revenue Refunding Bonds (Series 2015), 5.00%, 11/1/2040	7,007,160
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Georgia—continued
$1,500,000	DeKalb Private Hospital Authority, GA, (Children's Healthcare of Atlanta, Inc.), RACs (Series 2009), 5.00%, 11/15/2024	$1,675,500
4,000,000	Fulton County, GA Development Authority, (Piedmont Healthcare, Inc.), Revenue Bonds (Series 2014A), 5.00%, 7/1/2044	4,485,920
2,500,000	Fulton County, GA Residential Care Facilities, (Lenbrook Square Foundation, Inc.), Retirement Facility Refunding Revenue Bonds (Series 2016), 5.00%, 7/1/2042	2,750,950
	TOTAL	26,061,000
	Guam—0.4%
1,750,000	Guam Government LO (Section 30), Revenue Refunding Bonds (Series 2016A), 5.00%, 12/1/2034	2,026,150
2,565,000	Guam Government LO (Section 30), Bonds (Series 2009A), 5.625% (United States Treasury PRF 12/1/2019@100), 12/1/2029	2,921,202
500,000	Guam Power Authority, Revenue Bonds (Series 2012A), 5.00%, 10/1/2034	542,535
	TOTAL	5,489,887
	Hawaii—0.1%
1,250,000	Hawaii State Department of Budget & Finance, (Hawaiian Electric Co., Inc.), Special Purpose Revenue Bonds (Series 2009), 6.50%, 7/1/2039	1,394,075
	Idaho—0.1%
2,000,000	Idaho Health Facilities Authority, (Terraces of Boise), Revenue Bonds (Series 2013A), 7.75%, 10/1/2034	2,205,420
	Illinois—3.4%
2,000,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2035	2,263,040
2,000,000	Chicago, IL Midway Airport, Second Lien Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2036	2,258,900
1,000,000	Chicago, IL O'Hare International Airport, General Airport Third Lien Revenue Bonds (Series 2011A), 5.75%, 1/1/2039	1,153,500
1,000,000	Chicago, IL Sales Tax, Revenue Refunding Bonds (Series 2002), 5.00%, 1/1/2027	1,113,210
5,875,000	Chicago, IL Water Revenue, Second Lien Water Revenue Refunding Bonds (Series 2004), 5.00%, 11/1/2024	6,913,700
1,500,000	Chicago, IL, Project & Refunding UT GO Bonds (Series 2003B), 5.50%, 1/1/2032	1,594,095
415,000	DuPage County, IL, (Naperville Campus LLC), Special Tax Bonds (Series 2006), 5.625%, 3/1/2036	413,610
1,500,000	Illinois Finance Authority, (Depaul University), Revenue Bonds (Series 2016), 5.00%, 10/1/2041	1,729,215
825,000	Illinois Finance Authority, (Depaul University), Revenue Refunding Bonds (Series 2016A), 4.00%, 10/1/2032	887,230
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Illinois—continued
$1,000,000	Illinois Finance Authority, (Friendship Village of Schaumburg), Revenue Bonds (Series 2005A), 5.625%, 2/15/2037	$1,000,360
5,000,000	Illinois Finance Authority, (Northwestern University), Revenue Bonds (Series 2015), 5.00%, 12/1/2026	6,276,750
2,000,000	Illinois State Toll Highway Authority, Toll Highway Senior Revenue Bonds (Series 2014B), 5.00%, 1/1/2039	2,302,060
4,000,000	Illinois State, (Illinois State Sales Tax), Build Illinois Bonds (Series 2016A), 4.00%, 6/15/2029	4,472,960
570,000	Illinois State, GO Refunding Bonds (Series 2016), 4.00% (AGM INS), 2/1/2031	569,356
2,000,000	Illinois State, GO Refunding Bonds (Series 2016), 5.00%, 2/1/2020	2,138,140
775,000	Illinois State, GO Refunding Bonds (Series February 2010), 5.00%, 1/1/2024	812,130
1,500,000	Illinois State, UT GO Bonds (Series 2013A), 5.00%, 4/1/2035	1,556,580
2,950,000	Illinois State, UT GO Bonds (Series June 2013), 5.50%, 7/1/2038	3,224,586
1,265,000	Illinois State, UT GO Bonds (Series May 2014), 5.00%, 5/1/2033	1,327,048
2,480,000	Illinois State, UT GO Refunding Bonds (Series May 2012), 5.00%, 8/1/2025	2,660,866
1,500,000	Metropolitan Pier & Exposition Authority, IL, McCormick Place Expansion Project Bonds (Series 2010A), 5.50%, 6/15/2050	1,596,960
2,200,000	Railsplitter Tobacco Settlement Authority, IL, Tobacco Settlement Revenue Bonds (Series 2010), 6.00%, 6/1/2028	2,583,350
	TOTAL	48,847,646
	Indiana—1.4%
2,750,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds (Series 2013A), 5.25%, 1/1/2034	3,202,457
765,000	Indiana State Finance Authority Hospital Revenue, (Indiana University Health Obligated Group), Hospital Revenue Refunding Bonds (Series 2014A), 5.00%, 12/1/2029	911,834
1,095,000	Indiana State Finance Authority Midwestern Relief, (Ohio Valley Electric Corp.), Midwestern Disaster Relief Revenue Bonds (Series 2012A), 5.00%, 6/1/2032	1,157,853
1,415,000	Indiana State Finance Authority Wastewater Utilities, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2011A), 5.00%, 10/1/2021	1,660,602
1,415,000	Indiana State Finance Authority Wastewater Utilities, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2012A), 5.00%, 10/1/2029	1,650,951
4,000,000	Indiana State Finance Authority Wastewater Utilities, (CWA Authority), First Lien Wastewater Utility Revenue Bonds (Series 2014A), 5.00%, 10/1/2039	4,623,960
2,810,000	Indiana University, Student Fee Bonds (Series W-1)/(Green Bonds), 5.00%, 8/1/2026	3,436,630
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Indiana—continued
$2,500,000		Whiting, IN Environmental Facilities, (BP PLC), Revenue Bonds (Series 2009), 5.25%, 1/1/2021	$2,855,475
		TOTAL	19,499,762
		Iowa—0.7%
600,300		Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014A), 2.70%, 11/15/2046	525,202
112,608	[4]	Iowa Finance Authority, (Deerfield Retirement Community, Inc.), Senior Living Facility Revenue Refunding Bonds (Series 2014B), 2.00%, 5/15/2056	1,182
1,810,000		Iowa Finance Authority, (Iowa Fertilizer Co.), Midwestern Disaster Area Revenue Bonds (Series 2013), 5.00%, 12/1/2019	1,859,522
1,500,000		Iowa Finance Authority, (Iowa Fertilizer Co.), Midwestern Disaster Area Revenue Bonds (Series 2013), 5.50%, 12/1/2022	1,520,640
2,000,000		Tobacco Settlement Authority, IA, Tobacco Settlement Asset-Backed Bonds (Series 2005C), 5.375%, 6/1/2038	1,991,800
2,500,000		Tobacco Settlement Authority, IA, Tobacco Settlement Asset-Backed Bonds (Series 2005C), 5.50%, 6/1/2042	2,497,825
1,000,000		Xenia Rural Water District, Water Revenue Refunding Capital Loan Notes (Series 2016), 5.00%, 12/1/2028	1,188,200
1,000,000		Xenia Rural Water District, Water Revenue Refunding Capital Loan Notes (Series 2016), 5.00%, 12/1/2036	1,138,340
		TOTAL	10,722,711
		Kansas—0.6%
2,605,000		Kansas State Development Finance Authority, (Adventist Health System/Sunbelt Obligated Group), Hospital Revenue Bonds (Series 2009D), 5.00%, 11/15/2029	2,718,656
5,000,000		Wyandotte County, KS Unified Government Utility System, Improvement & Refunding Revenue Bonds (Series 2014-A), 5.00%, 9/1/2044	5,776,350
		TOTAL	8,495,006
		Kentucky—0.6%
2,000,000		Kentucky EDFA , (Miralea), Revenue Bonds (Series 2016A), 5.00%, 5/15/2051	2,061,140
2,000,000		Kentucky Public Transportation Infrastructure Authority, First Tier Toll Revenue Bonds (Series 2013), 6.00%, 7/1/2053	2,350,680
885,000		Louisville & Jefferson County, KY Metropolitan Government, (Catholic Health Initiatives), Revenue Bonds (Series 2012A), 5.00%, 12/1/2035	973,438
3,260,000		Louisville & Jefferson County, KY Metropolitan Government, (Catholic Health Initiatives), Revenue Bonds (Series 2012A), 5.00% , (United States Treasury PRF 6/1/2022@100), 12/1/2035	3,910,011
		TOTAL	9,295,269
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Louisiana—1.4%
$1,000,000	Louisiana Stadium and Expo District, Senior Revenue Refunding Bonds (Series 2013A), 5.00%, 7/1/2030	$1,138,780
4,235,000	Louisiana Stadium and Expo District, Senior Revenue Refunding Bonds (Series 2013A), 5.00%, 7/1/2036	4,778,647
4,000,000	Louisiana State Citizens Property Insurance Corp., Assessment Revenue Refunding Bonds (Series 2016A), 5.00%, 6/1/2023	4,802,960
2,000,000	Louisiana State Citizens Property Insurance Corp., Revenue Refunding Bonds (Series 2012), 5.00% (United States Treasury PRF 6/1/2022@100), 6/1/2024	2,405,940
4,660,000	Louisiana State Gas & Fuels Second Lien, Revenue Bonds (Series 2010B), 5.00%, 5/1/2045	5,179,310
1,470,000	St. Charles Parish, LA Gulf Opportunity Zone, Revenue Bonds (Series 2010), 4.00% TOBs (Valero Energy Corp.), Mandatory Tender 6/1/2022	1,605,299
	TOTAL	19,910,936
	Maine—0.1%
900,000	Maine Health & Higher Educational Facilities Authority, (Maine General Medical Center), Revenue Bonds (Series 2011), 6.75%, 7/1/2041	1,005,606
	Maryland—0.1%
925,000	Maryland State EDC, (Ports America Chesapeake, Inc.), Revenue Bonds (Series B), 5.75%, 6/1/2035	1,018,721
600,000	Westminster, MD, (Lutheran Village at Miller's Grant, Inc.), Revenue Bonds (Series 2014A), 6.00%, 7/1/2034	673,050
	TOTAL	1,691,771
	Massachusetts—0.7%
5,000,000	Massachusetts Development Finance Agency, (Partners Healthcare Systems), Revenue Bonds (Series 2016Q), 5.00%, 7/1/2041	5,874,800
3,195,000	Massachusetts HEFA, (Northeastern University), Revenue Bonds (Series 2010A), 5.00%, 10/1/2025	3,620,414
	TOTAL	9,495,214
	Michigan—1.9%
1,000,000	Great Lakes, MI Water Authority, Water Supply System Revenue Senior Lien Bonds (Series 2016C), 5.00%, 7/1/2023	1,190,490
2,150,000	Michigan State Department of Transportation, Grant Anticipation Refunding Bonds (Series 2016), 5.00%, 3/15/2025	2,641,920
2,500,000	Michigan State Finance Authority Revenue, (Detroit, MI Sewage Disposal State System), Local Government Loan Program, Revenue Refunding Second Lien Local Project Bonds (Series 2015C-1), 5.00%, 7/1/2035	2,819,975
1,150,000	Michigan State Finance Authority Revenue, (Detroit, MI Water Supply System), Senior Lien Revenue Bonds (Series 2014 D-1), 5.00% (AGM INS), 7/1/2037	1,307,274
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Michigan—continued
$4,000,000		Michigan State Finance Authority Revenue, (Public Lighting Authority), Local Government Loan Program, Revenue Bonds (Series 2014B), 5.00%, 7/1/2039	$4,437,120
1,200,000		Michigan State Hospital Finance Authority, (Henry Ford Health System, MI), Hospital Revenue Refunding Bonds (Series 2016), 5.00%, 11/15/2041	1,355,580
2,500,000		Michigan State Hospital Finance Authority, (Henry Ford Health System, MI), Revenue Refunding Bonds (Series 2006A), 5.25%, 11/15/2032	2,504,350
5,000,000	[3]	Michigan State Hospital Finance Authority, (McLaren Health Care Corp.), Hospital Revenue Refunding Floating Rate Bonds (Series 2015 D-2), 1.114%, 10/15/2020	4,978,450
1,000,000		Michigan Strategic Fund, (Michigan State), LT Obligation Revenue Bonds (Series 2011), 5.25%, 10/15/2026	1,168,710
1,500,000		Saginaw, MI Hospital Finance Authority, (Covenant Medical Center, Inc.), Hospital Revenue Refunding Bonds (Series 2010H), 5.00%, 7/1/2030	1,656,060
2,700,000		Wayne County, MI Airport Authority, Revenue Bonds (Series 2012A), 5.00%, 12/1/2037	3,015,657
		TOTAL	27,075,586
		Minnesota—1.1%
3,000,000		Minnesota State, UT GO State Trunk Highway Bonds (Series 2014B), 5.00%, 8/1/2021	3,531,840
6,500,000		Minnesota State, UT GO State Various Purpose Bonds (Series 2014A), 5.00%, 8/1/2024	8,156,200
3,000,000		Minnesota State, Various Purpose Revenue Refunding UT GO Bonds (Series 2013F), 5.00%, 10/1/2021	3,548,970
600,000		Western Minnesota Municipal Power Agency, MN, Power Supply Revenue Bonds (Series 2014A), 5.00%, 1/1/2040	692,736
		TOTAL	15,929,746
		Mississippi—0.4%
4,600,000		Lowndes County, MS Solid Waste Disposal, (Weyerhaeuser Co.), PCR Refunding Bonds (Project A), 6.80%, 4/1/2022	5,620,878
		Missouri—0.3%
2,500,000		Missouri State HEFA, (BJC Health System, MO), Health Facilities Revenue Bonds, 5.00%, 1/1/2044	2,847,825
1,875,000		Missouri State HEFA, (Lutheran Senior Services), Senior Living Facilities Revenue Bonds (Series 2016B), 5.00%, 2/1/2046	2,081,269
		TOTAL	4,929,094
		Nebraska—0.7%
3,000,000		Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3)/(Series 2012), 5.00% (Goldman Sachs & Co. GTD), 9/1/2032	3,392,460
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Nebraska—continued
$3,000,000	Central Plains Energy Project, NE, Gas Project Revenue Bonds (Project No. 3)/(Series 2012), 5.00% (Goldman Sachs & Co. GTD), 9/1/2042	$3,356,250
2,000,000	Nebraska Public Power District, General Revenue Bonds (Series 20014A), 5.00%, 1/1/2037	2,303,680
1,000,000	Nebraska Public Power District, General Revenue Bonds (Series 20014A), 5.00%, 1/1/2038	1,151,840
	TOTAL	10,204,230
	Nevada—1.0%
3,000,000	Clark County, NV Airport System, Subordinate Lien Revenue Refunding Bonds (Series 2014A-2), 5.00%, 7/1/2035	3,454,650
6,000,000	Nevada State Highway Revenue, Motor Vehicle Fuel Tax Improvement & Refunding Bonds (Series 2016), 5.00%, 12/1/2028	7,475,640
3,000,000	Nevada State, Capital Improvement & Cultural LT GO Bonds (Series 2013D-1), 5.00%, 3/1/2022	3,556,260
	TOTAL	14,486,550
	New Jersey—1.4%
1,315,000	New Jersey EDA, (New Jersey State), School Facilities Construction Bonds (Series 2015WW), 5.25%, 6/15/2040	1,462,188
2,000,000	New Jersey EDA, (NJ Dedicated Cigarette Excise Tax), Cigarette Tax Revenue Refunding Bonds (Series 2012), 5.00%, 6/15/2020	2,182,000
2,000,000	New Jersey State Transportation Trust Fund Authority, (New Jersey State), Federal Highway Reimbursement Revenue Notes (Series 2016A), 5.00%, 6/15/2020	2,191,620
1,000,000	New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation Program Bonds (Series 2012AA), 5.00%, 6/15/2022	1,115,290
3,000,000	New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation System Bonds (Series 2010D), 5.00%, 12/15/2023	3,384,960
1,200,000	New Jersey State Transportation Trust Fund Authority, (New Jersey State), Transportation System Bonds (Series 2011A), 6.00%, 6/15/2035	1,372,080
4,000,000	New Jersey Turnpike Authority, Turnpike Revenue Bonds (Series 2015E), 5.00%, 1/1/2034	4,670,080
500,000	Rutgers, The State University of New Jersey, GO Refunding Bonds (Series 2013J), 5.00%, 5/1/2021	579,900
3,000,000	Tobacco Settlement Financing Corp., NJ, Tobacco Settlement Asset-Backed Bonds (Series 2007-1), 4.625%, 6/1/2026	3,013,410
	TOTAL	19,971,528
	New York—6.6%
2,000,000	Brooklyn Arena Local Development Corp., NY, PILOTs Revenue Bonds (Series 2009), 6.375% (United States Treasury PRF 7/15/2020@100), 7/15/2043	2,331,940
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		New York—continued
$800,000		Brooklyn Arena Local Development Corp., NY, PILOTs Revenue Refunding Bonds (Series 2016A), 5.00%, 7/15/2042	$916,248
2,000,000		Erie County, NY IDA, (Buffalo, NY City School District), School Facility Revenue Refunding Bonds (Series 2011B), 5.00%, 5/1/2020	2,267,340
2,555,000		Glen Cove, NY Local Economic Assistance Corp., (Garvies Point Public Improvement Project), Revenue Bonds (Series 2016A), 5.00%, 1/1/2056	2,576,871
2,700,000		Hudson Yards Infrastructure Corp. NY, Hudson Yards Senior Revenue Bonds (Series 2012A), 5.75%, 2/15/2047	3,154,653
3,305,000		Metropolitan Transportation Authority, NY, (MTA Transportation Revenue), Revenue Bonds (Series 2013C), 5.00%, 11/15/2042	3,802,700
1,000,000		Metropolitan Transportation Authority, NY, (MTA Transportation Revenue), Transportation Revenue Bonds (Series 2014B), 5.25%, 11/15/2039	1,195,460
4,000,000		New York City, NY IDA, (Yankee Stadium LLC), CPI PILOTs Revenue Bonds (Series 2006), (FGIC INS), 1.885%, 3/1/2021	3,986,600
2,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer Second General Resolution Revenue Bonds (Fiscal 2015 Series FF), 5.00%, 6/15/2027	2,492,380
3,000,000		New York City, NY Municipal Water Finance Authority, Water & Sewer System Second General Resolution Revenue Bonds (Fiscal 2015 Series EE), 5.00%, 6/15/2036	3,558,660
2,100,000		New York City, NY TFA, Future Tax Secured Subordinate Revenue Bonds (Series 2014A-1), 5.00%, 8/1/2036	2,526,741
5,000,000		New York City, NY TFA, Future Tax Secured Tax-Exempt Subordinate Bonds (Fiscal 2016 Series E-1), 5.00%, 2/1/2037	5,899,650
1,000,000	[3]	New York City, NY, UT GO Bonds (Series 2008J, Subseries J-4), 1.18%, 8/1/2025	1,000,070
5,000,000		New York City, NY, UT GO Bonds (Series 2009E-1), 5.25%, 10/15/2017	5,215,100
2,500,000	[1,2]	New York Liberty Development Corp., (3 World Trade Center), Revenue Bonds (Series 2014 Class 1), 5.00%, 11/15/2044	2,812,200
2,500,000		New York Liberty Development Corp., (4 World Trade Center), Liberty Revenue Bonds (Series 2011), 5.75%, 11/15/2051	2,932,825
7,805,000		New York State Dormitory Authority State Personal Income Tax Revenue, General Purpose Revenue Refunding Bonds (Series 2012A), 5.00%, 12/15/2028	9,347,502
1,500,000		New York State Dormitory Authority, (Columbia University), Revenue Bonds (Series 2015B), 5.00%, 10/1/2021	1,777,635
5,000,000		New York State Dormitory Authority, (New York University), State Supported Debt Revenue Bonds (Series 2016A), 4.00%, 7/1/2039	5,438,600
1,250,000		New York State Thruway Authority, (New York State Thruway Authority), General Revenue Bonds (Series 2012I), 5.00%, 1/1/2037	1,428,550
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	New York—continued
$6,020,000	New York State Thruway Authority, (New York State Thruway Authority), General Revenue Junior Indebtedness Obligations (Series 2013A), 5.00%, 5/1/2019	$6,606,829
2,105,000	New York State Thruway Authority, (New York State Thruway Authority), General Revenue Junior Indebtedness Obligations (Series 2016A), 4.00%, 1/1/2038	2,290,156
2,000,000	New York State, UT GO Bonds (Series 2011A), 5.00%, 2/15/2020	2,262,340
2,685,000	Rockland County, NY, Public Improvement LT GO Bonds (Series 2014C), 3.00% (AGM INS), 5/1/2018	2,754,085
7,000,000	Sales Tax Asset Receivable Corp., NY, (New York State) Sales Tax Asset Revenue Bonds (Fiscal 2015 Series A), 5.00%, 10/15/2020	8,069,320
505,000	Tobacco Settlement Financing Corp., NY, (New York State), Asset-Backed Revenue Bonds (Series 2013B), 5.00%, 6/1/2022	516,913
7,500,000	TSASC, Inc. NY, Tobacco Settlement Asset-Backed Bonds (Series 2006-1), 5.125% (Original Issue Yield: 5.35%), 6/1/2042	7,230,525
	TOTAL	94,391,893
	North Carolina—0.7%
5,000,000	Charlotte-Mecklenburg Hospital Authority, NC, (Carolinas HealthCare System), Health Care Revenue & Revenue Refunding Bonds (Series 2012A), 5.00%, 1/15/2043	5,611,600
1,125,000	North Carolina Medical Care Commission, (Pennybyrn at Maryfield), Health Care Facilities First Mortgage Revenue Refunding Bonds (Series 2015), 5.00%, 10/1/2035	1,232,629
1,535,000	North Carolina Municipal Power Agency No. 1, Revenue Bonds (Series 2008C), 5.25% (United States Treasury PRF 1/1/2018@100), 1/1/2020	1,613,039
1,500,000	North Carolina Municipal Power Agency No. 1, Revenue Refunding Bonds (Series 2015A), 5.00%, 1/1/2031	1,801,380
	TOTAL	10,258,648
	Ohio—2.3%
2,750,000	American Municipal Power-Ohio, Inc., (American Municipal Power, Prairie State Energy Campus Project), Revenue Refunding Bonds (Series 2015A), 5.25%, 2/15/2033	3,187,360
3,680,000	Buckeye Tobacco Settlement Financing Authority, OH, Tobacco Settlement Asset-Backed Bonds (Series A-2), 6.50%, 6/1/2047	3,619,759
1,000,000	Hamilton County, OH, (Life Enriching Communities), Healthcare Improvement and Refunding Revenue Bonds (Series 2016), 5.00%, 1/1/2046	1,086,450
2,335,000	JobsOhio Beverage System, OH, Statewide Senior Lien Liquor Profits Tax-Exempt Revenue Bonds (Series 2013A), 5.00%, 1/1/2038	2,669,489
1,000,000	Lucas County, OH, (ProMedica Healthcare Obligated Group), Revenue Bonds (Series 2011A), 6.00%, 11/15/2041	1,191,340
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Ohio—continued
$2,060,000		Muskingum County, OH, (Genesis Healthcare Corp.), Hospital Facilities Revenue Bonds (Series 2013), 5.00%, 2/15/2027	$2,251,209
1,125,000		Ohio State Hospital Revenue, (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2016A), 5.00%, 1/15/2041	1,298,891
3,000,000		Ohio State Hospital Revenue, (University Hospitals Health System, Inc.), Hospital Revenue Bonds (Series 2016A), 5.00%, 1/15/2046	3,442,950
3,500,000		Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.00%, 2/15/2048	3,937,290
1,200,000		Ohio State Turnpike & Infrastructure Commission, Turnpike Junior Lien Revenue Bonds (Series 2013A-1), 5.25%, 2/15/2030	1,427,016
5,000,000		Ohio State, Capital Facilities Lease-Appropriation Bonds (Series 2016A), 5.00%, 2/1/2028	6,136,000
400,000		Toledo-Lucas County, OH Port Authority, (CSX Corp.), Revenue Bonds, 6.45%, 12/15/2021	491,532
1,500,000		University of Cincinnati, OH, General Receipts Bonds (Series 2013C), 5.00%, 6/1/2039	1,757,955
		TOTAL	32,497,241
		Oklahoma—0.1%
1,000,000		Tulsa, OK Industrial Authority, (Montereau, Inc.), Senior Living Community Revenue Bonds (Series 2010A), 7.25%, 11/1/2045	1,091,180
		Oregon—0.1%
700,000		Yamhill County, OR Hospital Authority, (Friendsview Retirement Community), Revenue Refunding Bonds (Series 2016A), 5.00%, 11/15/2031	765,702
100,000		Yamhill County, OR Hospital Authority, (Friendsview Retirement Community), Revenue Refunding Bonds (Series 2016A), 5.00%, 11/15/2036	107,882
		TOTAL	873,584
		Pennsylvania—3.1%
1,300,000		Allegheny County, PA IDA, (United States Steel Corp.), Environmental Improvement Revenue Refunding Bonds (Series 2005), 5.50%, 11/1/2016	1,300,000
4,785,000		Allentown, PA Neighborhood Improvement Zone Development Authority, Tax Revenue Bonds (Series 2012A), 5.00%, 5/1/2042	5,101,815
2,000,000	[3]	Berks County, PA Municipal Authority, (Reading Hospital & Medical Center) Variable Rate Revenue Bonds (Series 2012B), 2.13%, 7/1/2022	2,014,700
1,000,000		Chester County, PA IDA, (Collegium Charter School), Revenue Bonds (Series 2012A), 5.25%, 10/15/2032	1,029,310
1,355,000		Cumberland County, PA Municipal Authority, (Diakon Lutheran Social Ministries), Revenue Bonds (Series 2015), 5.00%, 1/1/2038	1,535,256
1,000,000		Cumberland County, PA Municipal Authority, (Dickinson College), Revenue Bonds (Series 2016), 5.00%, 5/1/2029	1,213,400
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Pennsylvania—continued
$1,000,000		Northampton County, PA General Purpose Authority, (St. Luke's Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.25% (United States Treasury PRF 8/15/2018@100), 8/15/2024	$1,076,170
2,500,000		Northampton County, PA General Purpose Authority, (St. Luke's Hospital of Bethlehem), Hospital Revenue Bonds (Series 2008A), 5.50% (United States Treasury PRF 8/15/2018@100), 8/15/2035	2,701,500
5,000,000		Pennsylvania State Higher Education Facilities Authority, (Thomas Jefferson University), Fixed Rate Revenue Bonds (Series 2015A), 5.00%, 9/1/2045	5,692,750
1,390,000		Pennsylvania State Turnpike Commission, Oil Franchise Tax Senior Revenue Refunding Bonds (Series 2016A), 5.00%, 12/1/2029	1,699,956
1,955,000		Pennsylvania State Turnpike Commission, Oil Franchise Tax Senior Revenue Refunding Bonds (Series 2016A), 5.00%, 12/1/2030	2,378,473
1,000,000		Pennsylvania State Turnpike Commission, Oil Franchise Tax Senior Revenue Refunding Bonds (Series 2016A), 5.00%, 12/1/2031	1,209,680
2,055,000		Pennsylvania State Turnpike Commission, Revenue Bonds (Series 2013C), 5.00%, 12/1/2043	2,352,132
2,000,000		Pennsylvania State Turnpike Commission, Turnpike Subordinate Revenue Bonds (Sub-Series B-1 of 2015), 5.00%, 12/1/2045	2,239,920
2,140,000	[3]	Pennsylvania State Turnpike Commission, Variable Rate Turnpike Revenue Bonds (Series 2013B), 1.90%, 12/1/2020	2,161,550
500,000		Philadelphia Authority for Industrial Development, (PresbyHomes Germantown/Morrisville), Senior Living Revenue Bonds (Series 2005A), 5.625%, 7/1/2035	505,660
4,250,000		Philadelphia Authority for Industrial Development, (Temple University), Revenue Bonds (Second Series 2016), 5.00%, 4/1/2031	4,991,922
1,110,000		Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Temple University Health System Obligated Group), Hospital Revenue Bonds (Series 2012A), 5.625%, 7/1/2042	1,226,095
3,000,000		Philadelphia, PA Water & Wastewater System, Revenue Refunding Bonds (Series 2012), 5.00%, 11/1/2027	3,536,490
		TOTAL	43,966,779
		Puerto Rico—0.2%
2,165,000	[4]	Commonwealth of Puerto Rico, GO Bonds (Series 2014A), 8.00%, 7/1/2035	1,474,906
1,500,000		Puerto Rico Electric Power Authority, Power Revenue Bonds (Series 2013A), 7.00%, 7/1/2033	1,020,090
		TOTAL	2,494,996
		Rhode Island—0.1%
1,235,000		Rhode Island State Health and Educational Building Corp., (Lifespan Obligated Group), Hospital Financing Revenue Refunding Bonds (Series 2016), 5.00%, 5/15/2032	1,420,868
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	South Carolina—0.1%
$1,220,000	Lancaster County, SC, (Sun City Carolina Lakes Improvement District), Assessment Revenue Bonds (Series 2006), 5.45%, 12/1/2037	$1,221,379
	South Dakota—0.1%
1,000,000	Educational Enhancement Funding Corp., SD, Tobacco Settlement Revenue Bonds (Series 2013B), 5.00%, 6/1/2023	1,170,230
	Tennessee—1.1%
4,335,000	Metropolitan Government of Nashville & Davidson County, TN Health & Educational Facilities Board, (Vanderbilt University Medical Center), Revenue Bonds (Series 2016A), 5.00%, 7/1/2046	5,002,590
6,000,000	Rutherford County, TN Health and Educational Facilities Board, (Ascension Health Alliance Senior Credit Group), Revenue Bonds (Series 2012C), 5.00%, 11/15/2047	6,852,900
1,280,000	Tennessee Energy Acquisition Corp., Gas Revenue Bonds (Series 2006A), 5.25% (Goldman Sachs Group, Inc. GTD), 9/1/2023	1,530,880
2,000,000	Tennessee State School Board Authority, Higher Educational Facilities Second Program Bonds (Series 2013A), 5.00%, 11/1/2029	2,398,520
	TOTAL	15,784,890
	Texas—6.1%
2,065,000	Bexar County, HFDC, (Army Retirement Residence Foundation), Revenue Refunding Bonds (Series 2007), 5.00% (United States Treasury PRF 7/1/2017@100), 7/1/2033	2,092,650
2,000,000	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds (Series 2011), 6.25% (United States Treasury PRF 1/1/2021@100), 1/1/2046	2,404,720
1,080,000	Clifton Higher Education Finance Corp., TX, (Idea Public Schools), 6.00%, 8/15/2033	1,292,274
500,000	Clifton Higher Education Finance Corp., TX, (Idea Public Schools), Education Revenue Bonds (Series 2012), 5.00%, 8/15/2042	553,035
3,000,000	Clifton Higher Education Finance Corp., TX, (Uplift Education), Revenue Bonds (Series 2015A), 5.00%, 12/1/2035	3,380,820
3,000,000	Corpus Christi, TX Utility System, Junior Lien Revenue Improvement Bonds (Series 2015A), 5.00%, 7/15/2040	3,486,510
1,000,000	Dallas, TX Waterworks & Sewer System, Revenue Refunding Bonds (Series 2013), 5.00%, 10/1/2031	1,190,030
5,000,000	Dallas-Fort Worth, TX International Airport, Joint Revenue Refunding Bonds (Series 2012B), 5.00%, 11/1/2035	5,653,700
750,000	Decatur, TX Hospital Authority, (Wise Regional Health System), Hospital Revenue Bonds (Series 2014A), 5.25%, 9/1/2044	800,617
5,000,000	Grand Parkway Transportation Corp., TX, Subordinate Tier Toll Revenue Bonds (Series 2013B TELA Supported), 5.25%, 10/1/2051	5,899,600
3,570,000	Harris County, TX Cultural Education Facilities Finance Corp., (Methodist Hospital, Harris County, TX), Revenue Bonds (Series 2008B), 5.25%, 12/1/2016	3,583,459
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$2,000,000		Harris County, TX Education Facilities Finance Corp., (Brazos Presbyterian Homes, Inc.), First Mortgage Revenue Bonds (Series 2016), 5.00%, 1/1/2048	$$2,171,300
5,000,000	[3]	Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2012A), 1.53%, 5/1/2020	4,978,250
2,000,000		Houston, TX Combined Utility System, First Lien Revenue Refunding Bonds (Series 2014D), 5.00%, 11/15/2044	2,328,820
265,000		Houston, TX Higher Education Finance Corp., (Cosmos Foundation, Inc.), Education Revenue Bonds (Series 2011A), 6.875% (United States Treasury PRF 5/15/2021@100), 5/15/2041	331,743
1,965,000		Leander, TX ISD, UT GO Refunding Bonds (Series 2013A), 5.00% (PSFG GTD), 8/15/2031	2,329,213
325,000		New Hope Cultural Education Facilities Finance Corp., (MRC Crestview), Retirement Facility Revenue Bonds (Series 2016), 5.00%, 11/15/2036	360,185
900,000		New Hope Cultural Education Facilities Finance Corp., (MRC Crestview), Retirement Facility Revenue Bonds (Series 2016), 5.00%, 11/15/2046	988,812
650,000		New Hope Cultural Education Facilities Finance Corporation, (MRC Langford), Retirement Facility Revenue Bonds (Series 2016A), 5.50%, 11/15/2046	651,976
915,000		North Texas Tollway Authority, First Tier Revenue Refunding Bonds (Series 2015B), 5.00%, 1/1/2045	1,055,233
1,665,000		North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2011B), 5.00%, 1/1/2038	1,832,849
1,500,000		North Texas Tollway Authority, System First Tier Revenue Refunding Bonds (Series 2016A), 5.00%, 1/1/2030	1,802,730
3,000,000		North Texas Tollway Authority, System Second Tier Revenue Refunding Bonds (Series 2014B), 5.00%, 1/1/2031	3,519,300
835,000		Red River, TX HFDC, (MRC The Crossings), Retirement Facility Revenue Bonds (Series 2014A), 7.50%, 11/15/2034	977,560
3,000,000		San Antonio, TX Electric & Gas System, Revenue Bonds (New Series 2015), 5.00%, 2/1/2032	3,624,120
750,000		San Antonio, TX Electric & Gas System, Revenue Refunding Bonds (New Series 2015), 5.00%, 2/1/2027	937,320
5,000,000	[3]	San Antonio, TX Water System, Variable Rate Junior Lien Revenue & Refunding Bonds (Series 2014B), 1.03%, 11/1/2017	5,001,500
2,000,000		Tarrant County, TX Cultural Education Facilities Finance Corp., (Air Force Village), Retirement Facility Revenue Bonds (Series 2007), 5.125% (United States Treasury PRF 5/15/2017@100), 5/15/2037	2,046,420
1,000,000		Tarrant County, TX Cultural Education Facilities Finance Corp., (Querencia at Barton Creek), Retirement Facility Revenue Bonds (Series 2015), 5.00%, 11/15/2040	1,106,380
Annual Shareholder Report

Shares or Principal Amount			Value
		MUNICIPAL BONDS—continued
		Texas—continued
$3,000,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue Bonds (Series 2008D), 6.25% (Bank of America Corp. GTD), 12/15/2026	$3,683,580
2,965,000		Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Senior Lien Revenue Bonds (Series 2006A), 5.25% (Bank of America Corp. GTD), 12/15/2026	3,604,254
1,455,000		Texas State Department of Housing & Community Affairs, Residential Mortgage Revenue Bonds (Series 2009A), 5.30% (GNMA COL), 7/1/2034	1,513,898
4,000,000		Texas State Public Finance Authority, (Texas State), GO Refunding Bonds (Series 2014A), 5.00%, 10/1/2020	4,597,200
2,500,000		Texas State Public Finance Authority, (Texas State), GO Refunding Bonds (Series 2014A), 5.00%, 10/1/2021	2,947,625
3,870,000		Texas State Transportation Commission, (Central Texas Turnpike System), First Tier Revenue Refunding Bonds (Series 2012-A), 5.00%, 8/15/2041	4,381,575
		TOTAL	87,109,258
		Utah—0.5%
6,315,000		Utah State Transit Authority Sales Tax Revenue Refunding Bonds (Series 2015A), 5.00%, 6/15/2030	7,718,888
		Washington—2.1%
2,750,000		Central Puget Sound, WA Regional Transit Authority Sales Tax Improvement & Refunding Bonds (Series 2015S-1)/(Green Bonds), 5.00%, 11/1/2029	3,382,308
4,000,000		Port of Seattle, WA, LT GO Refunding Bonds (Series 2013A), 5.00%, 11/1/2021	4,719,080
3,650,000		Port of Tacoma, WA, LT GO Bonds (Series 2008A), 5.00% (United States Treasury PRF 6/1/2018@100), 12/1/2030	3,885,900
615,000		Tobacco Settlement Authority, WA, Tobacco Settlement Revenue Refunding Bonds (Series 2013), 5.25%, 6/1/2031	679,507
1,755,000	[1,2]	Washington State Housing Finance Commission, (Presbyterian Retirement Communities Northwest), Revenue Bonds (Series 2016), 5.00%, 1/1/2036	1,959,633
2,000,000	[1,2]	Washington State Housing Finance Commission, (Rockwood Retirement Communities), Nonprofit Housing Revenue & Refunding Revenue Bonds (Series 2014A), 7.375%, 1/1/2044	2,369,600
4,950,000		Washington State, Motor Vehicle Fuel Tax UT GO Refunding Bonds (Series R-2015D), 5.00%, 7/1/2019	5,466,928
6,000,000		Washington State, UT GO Bonds (Series 2015A-1), 5.00%, 8/1/2038	7,058,580
		TOTAL	29,521,536
		Wisconsin—0.6%
2,450,000		Wisconsin HEFA, (Hospital Sisters Services, Inc.), Revenue Refunding Bonds (Series 2014A), 5.00%, 11/15/2029	2,928,264
Annual Shareholder Report

Shares or Principal Amount		Value
	MUNICIPAL BONDS—continued
	Wisconsin—continued
$4,665,000	Wisconsin State General Fund Appropriation, (Wisconsin State), Revenue Bonds (Series 2009A), 5.75%, 5/1/2033	$5,174,465
	TOTAL	8,102,729
	Wyoming—0.1%
1,250,000	Laramie County, WY, (Cheyenne Regional Medical Center), Hospital Revenue Bonds (Series 2012), 5.00%, 5/1/2037	1,378,300
	TOTAL MUNICIPAL BONDS (IDENTIFIED COST $760,631,308)	797,817,767
	SHORT-TERM MUNICIPALS—4.1%[5]
	Alabama—1.2%
16,300,000	Wilsonville, AL IDB, (Series D) (Gaston Plant) Daily VRDNs (Alabama Power Co.), 0.60%, 11/1/2016	16,300,000
	Florida—0.0%
200,000	St. Lucie County, FL PCRBs, (Series 2000) Daily VRDNs (Florida Power & Light Co.), 0.55%, 11/1/2016	200,000
	Michigan—0.1%
1,100,000	Michigan Higher Education Facilities Authority, (Series 2006) Weekly VRDNs (Albion College), (JPMorgan Chase Bank, N.A. LOC), 0.63%, 11/7/2016	1,100,000
	New York—0.1%
1,000,000	New York City, NY, (Fiscal 2006 Series H-2) Daily VRDNs, (JPMorgan Chase Bank, N.A. LIQ), 0.52%, 11/1/2016	1,000,000
500,000	New York City, NY, 2015 Series F (Subseries F-5) Daily VRDNs (Barclays Bank PLC LIQ), 0.53%, 11/1/2016	500,000
100,000	New York State HFA, (2013 Series A) Daily VRDNs (160 Madison Avenue) , (PNC Bank, N.A. LOC), 0.53%, 11/1/2016	100,000
150,000	New York State HFA, (Series 2009B: 505 West 37th Street Housing) Daily VRDNs (Midtown West B LLC)/(Landesbank Hessen-Thuringen LOC), 0.56%, 11/1/2016	150,000
	TOTAL	1,750,000
	Ohio—0.5%
2,600,000	Allen County, OH, (Series 2010C) Daily VRDNs (Mercy Health), (MUFG Union Bank, N.A. LOC), 0.55%, 11/1/2016	2,600,000
1,000,000	Alliance, OH, (Series 2003) Daily VRDNs (Alliance Community Hospital) , (JPMorgan Chase Bank, N.A. LOC), 0.52%, 11/1/2016	1,000,000
3,550,000	Ohio State Higher Educational Facility Commission, (Series 2008 B-4) Daily VRDNs (Cleveland Clinic), (Barclays Bank PLC LIQ), 0.52%, 11/1/2016	3,550,000
	TOTAL	7,150,000
Annual Shareholder Report

Shares or Principal Amount		Value
	SHORT-TERM MUNICIPALS—continued[5]
	Pennsylvania—0.1%
$1,750,000	Philadelphia, PA Hospitals & Higher Education Facilities Authority, (Series 2002-A) Daily VRDNs (Children's Hospital of Philadelphia), (Wells Fargo Bank, N.A. LIQ), 0.52%, 11/1/2016	$1,750,000
	Tennessee—0.2%
3,350,000	Shelby County, TN Health Education & Housing Facilities Board, (Series 2008A) Daily VRDNs (Methodist Le Bonheur Healthcare), (AGM INS / U.S. Bank, N.A. LIQ), 0.51%, 11/1/2016	3,350,000
	Texas—1.2%
6,900,000	Harris County, TX Education Facilities Finance Corp., (Series 2008C-2) Daily VRDNs (Methodist Hospital, Harris County, TX), 0.54%, 11/1/2016	6,900,000
3,000,000	Harris County, TX HFDC, (Subseries 2008A-2) Daily VRDNs (Methodist Hospital, Harris County, TX), 0.54%, 11/1/2016	3,000,000
6,900,000	Port Arthur Navigation District, TX IDC, (Series 2005) Daily VRDNs (Air Products LP) , (Air Products & Chemicals, Inc. GTD), 0.52%, 11/1/2016	6,900,000
350,000	Port Arthur Navigation District, TX IDC, (Series 2006) Daily VRDNs (Air Products LP) , (Air Products & Chemicals, Inc. GTD), 0.52%, 11/1/2016	350,000
	TOTAL	17,150,000
	Virginia—0.7%
10,000,000	Lynchburg, VA IDA, (Series 2004 C) Weekly VRDNs (Centra Health, Inc.), (Branch Banking & Trust Co. LOC), 0.62%, 11/7/2016	10,000,000
	TOTAL SHORT-TERM MUNICIPALS—4.1% (AT AMORTIZED COST)	58,750,000
	TOTAL INVESTMENTS—100.3% (IDENTIFIED COST $1,379,480,195)[6]	1,437,121,763
	OTHER ASSETS AND LIABILITIES - NET—(0.3)%[7]	(4,081,165)
	TOTAL NET ASSETS—100%	$1,433,040,598
At October 31, 2016, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
[8]United States Treasury Notes 5 Year, Short Futures	90	$10,871,719	December 2016	$58,149
[8]United States Treasury Notes 10 Year, Short Futures	65	$8,425,625	December 2016	$102,426
UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$160,575
Unrealized Appreciation on Futures Contracts is included in “Other Assets and
Liabilities—Net.”
Annual Shareholder Report

At October 31, 2016, the Fund held no securities that are subject to the federal alternative minimum tax (AMT) (unaudited).
1	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At October 31, 2016, these restricted securities amounted to $15,961,727, which represented 1.1% of total net assets.
2	Denotes a restricted security that may be resold without restriction to “qualified institutional buyers” as defined in Rule 144A under the Securities Act of 1933 and that the Fund has determined to be liquid under criteria established by the Fund's Board of Trustees (the “Trustees”). At October 31, 2016, these liquid restricted securities amounted to $15,961,727, which represented 1.1% of total net assets.
3	Floating rate note with current rate and current maturity or tender date shown.
4	Partial payment received at last interest date.
5	Current rate and next reset date shown for Variable Rate Demand Notes.
6	The cost of investments for federal tax purposes amounts to $1,380,172,001.
7	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
8	Non-income-producing security.
Note: The categories of investments are shown as a percentage of total net assets at October 31, 2016.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report

The following is a summary of the inputs used, as of October 31, 2016, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stocks
Domestic	$501,777,883	$—	$—	$501,777,883
International	78,776,113	—	—	78,776,113
Debt Securities:
Municipal Bonds	—	797,817,767	—	797,817,767
Short-Term Municipals	—	58,750,000	—	58,750,000
TOTAL SECURITIES	$580,553,996	$856,567,767	$—	$1,437,121,763
Other Financial Instruments:*
Assets	$160,575	$—	$—	$160,575
Liabilities	—	—	—	—
OTHER FINANCIAL INSTRUMENTS	$160,575	$—	$—	$160,575
*	Other financial instruments include futures contracts.
Annual Shareholder Report

The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
AGM	—Assured Guaranty Municipal Corp.
CDA	—Community Development Authority
COL	—Collateralized
COPs	—Certificates of Participation
CPI	—Consumer Price Index
EDA	—Economic Development Authority
EDC	—Economic Development Corporation
EDFA	—Economic Development Finance Authority
FGIC	—Financial Guaranty Insurance Company
GNMA	—Government National Mortgage Association
GO	—General Obligation
GTD	—Guaranteed
HEFA	—Health and Education Facilities Authority
HFA	—Housing Finance Authority
HFDC	—Health Facility Development Corporation
IDA	—Industrial Development Authority
IDB	—Industrial Development Bond
IDC	—Industrial Development Corporation
INS	—Insured
ISD	—Independent School District
LIQ	—Liquidity Agreement
LO	—Limited Obligation
LOC	—Letter of Credit
LT	—Limited Tax
PCR	—Pollution Control Revenue
PCRBs	—Pollution Control Revenue Bonds
PILOTs	—Payment in Lieu of Taxes
PRF	—Pre-refunded
PSFG	—Public School Fund Guarantee
RACs	—Revenue Anticipation Certificates
SIFMA	—Securities Industry and Financial Markets Association
SP ADR	—Sponsored American Depositary Receipt
TELA	—Toll Equity Loan Agreement
TFA	—Transitional Finance Authority
TOBs	—Tender Option Bonds
USDT	—Unified School District
UT	—Unlimited Tax
VRDNs	—Variable Rate Demand Notes
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.25	$12.76	$12.17	$11.69	$10.75
Income (Loss) From Investment Operations:
Net investment income	0.32	0.38	0.45	0.43	0.42
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.16	(0.52)	0.59	0.48	0.94
TOTAL FROM INVESTMENT OPERATIONS	0.48	(0.14)	1.04	0.91	1.36
Less Distributions:
Distributions from net investment income	(0.32)	(0.37)	(0.45)	(0.43)	(0.42)
Net Asset Value, End of Period	$12.41	$12.25	$12.76	$12.17	$11.69
Total Return[1]	4.02%	(1.13)%	8.66%	7.92%	12.87%
Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	2.65%	3.02%	3.59%	3.60%	3.73%
Expense waiver/reimbursement[2]	0.07%	0.09%	0.15%	0.36%	0.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$638,593	$598,118	$531,112	$376,204	$303,053
Portfolio turnover	55%	35%	18%	28%	24%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.24	$12.75	$12.17	$11.68	$10.75
Income (Loss) From Investment Operations:
Net investment income	0.23	0.29	0.37	0.36	0.34
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.16	(0.53)	0.56	0.47	0.92
TOTAL FROM INVESTMENT OPERATIONS	0.39	(0.24)	0.93	0.83	1.26
Less Distributions:
Distributions from net investment income	(0.23)	(0.27)	(0.35)	(0.34)	(0.33)
Net Asset Value, End of Period	$12.40	$12.24	$12.75	$12.17	$11.68
Total Return[1]	3.25%	(1.87)%	7.77%	7.21%	11.93%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	1.91%	2.33%	2.90%	2.91%	2.99%
Expense waiver/reimbursement[2]	0.07%	0.09%	0.15%	0.36%	0.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$25,682	$23,398	$25,837	$28,332	$34,930
Portfolio turnover	55%	35%	18%	28%	24%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.24	$12.75	$12.16	$11.68	$10.75
Income (Loss) From Investment Operations:
Net investment income	0.23	0.28	0.35	0.34	0.34
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.16	(0.52)	0.59	0.48	0.93
TOTAL FROM INVESTMENT OPERATIONS	0.39	(0.24)	0.94	0.82	1.27
Less Distributions:
Distributions from net investment income	(0.23)	(0.27)	(0.35)	(0.34)	(0.34)
Net Asset Value, End of Period	$12.40	$12.24	$12.75	$12.16	$11.68
Total Return[1]	3.25%	(1.87)%	7.87%	7.13%	11.94%
Ratios to Average Net Assets:
Net expenses	1.75%	1.75%	1.75%	1.75%	1.75%
Net investment income	1.89%	2.23%	2.82%	2.84%	2.98%
Expense waiver/reimbursement[2]	0.07%	0.09%	0.15%	0.36%	0.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$334,633	$291,624	$222,121	$140,706	$105,994
Portfolio turnover	55%	35%	18%	28%	24%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class F Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.25	$12.76	$12.17	$11.69	$10.75
Income (Loss) From Investment Operations:
Net investment income	0.32	0.38	0.46	0.44	0.43
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.16	(0.52)	0.58	0.47	0.93
TOTAL FROM INVESTMENT OPERATIONS	0.48	(0.14)	1.04	0.91	1.36
Less Distributions:
Distributions from net investment income	(0.32)	(0.37)	(0.45)	(0.43)	(0.42)
Net Asset Value, End of Period	$12.41	$12.25	$12.76	$12.17	$11.69
Total Return[1]	4.02%	(1.13)%	8.66%	7.92%	12.87%
Ratios to Average Net Assets:
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	2.63%	2.98%	3.55%	3.53%	3.71%
Expense waiver/reimbursement[2]	0.07%	0.09%	0.14%	0.35%	0.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$199,009	$169,620	$124,420	$69,497	$36,638
Portfolio turnover	55%	35%	18%	28%	24%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended October 31	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.25	$12.75	$12.17	$11.68	$10.75
Income (Loss) From Investment Operations:
Net investment income	0.36	0.41	0.48	0.46	0.44
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions.	0.16	(0.51)	0.58	0.49	0.94
TOTAL FROM INVESTMENT OPERATIONS	0.52	(0.10)	1.06	0.95	1.38
Less Distributions:
Distributions from net investment income	(0.36)	(0.40)	(0.48)	(0.46)	(0.45)
Net Asset Value, End of Period	$12.41	$12.25	$12.75	$12.17	$11.68
Total Return[1]	4.28%	(0.81)%	8.84%	8.28%	13.05%
Ratios to Average Net Assets:
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	2.83%	3.26%	3.70%	3.77%	3.90%
Expense waiver/reimbursement[2]	0.07%	0.09%	0.14%	0.35%	0.46%
Supplemental Data:
Net assets, end of period (000 omitted)	$235,124	$142,969	$121,897	$42,031	$20,514
Portfolio turnover	55%	35%	18%	28%	24%
1	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
2	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
October 31, 2016
Assets:
Total investment in securities, at value (identified cost $1,379,480,195)		$1,437,121,763
Restricted cash (Note 2)		159,750
Cash		83,217
Receivable for investments sold		12,061,264
Income receivable		11,540,028
Receivable for shares sold		4,560,881
TOTAL ASSETS		1,465,526,903
Liabilities:
Payable for investments purchased	$28,780,787
Payable for shares redeemed	2,722,704
Payable for other service fees (Notes 2 and 5)	438,826
Payable for distribution services fee (Note 5)	228,680
Payable for investment adviser fee (Note 5)	22,464
Payable for daily variation margin on futures contracts	10,703
Payable for administrative fee (Note 5)	3,062
Payable for Directors'/Trustees' fees (Note 5)	1,351
Accrued expenses (Note 5)	277,728
TOTAL LIABILITIES		32,486,305
Net assets for 115,511,241 shares outstanding		$1,433,040,598
Net Assets Consists of:
Paid-in capital		$1,423,588,488
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		57,801,121
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(49,506,774)
Undistributed net investment income		1,157,763
TOTAL NET ASSETS		$1,433,040,598
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($638,592,722 ÷ 51,462,480 shares outstanding), no par value, unlimited shares authorized	$12.41
Offering price per share (100/94.50 of $12.41)	$13.13
Redemption proceeds per share	$12.41
Class B Shares:
Net asset value per share ($25,682,157 ÷ 2,070,563 shares outstanding), no par value, unlimited shares authorized	$12.40
Offering price per share	$12.40
Redemption proceeds per share (94.50/100 of $12.40)	$11.72
Class C Shares:
Net asset value per share ($334,632,951 ÷ 26,990,296 shares outstanding), no par value, unlimited shares authorized	$12.40
Offering price per share	$12.40
Redemption proceeds per share (99.00/100 of $12.40)	$12.28
Class F Shares:
Net asset value per share ($199,008,643 ÷ 16,037,418 shares outstanding), no par value, unlimited shares authorized	$12.41
Offering price per share (100/99.00 of $12.41)	$12.54
Redemption proceeds per share (99.00/100 of $12.41)	$12.29
Institutional Shares:
Net asset value per share ($235,124,125 ÷ 18,950,484 shares outstanding), no par value, unlimited shares authorized	$12.41
Offering price per share	$12.41
Redemption proceeds per share	$12.41
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended October 31, 2016
Investment Income:
Interest			$24,512,194
Dividends (net of foreign tax withheld of $461,558)			23,514,433
TOTAL INCOME			48,026,627
Expenses:
Investment adviser fee (Note 5)		$8,574,184
Administrative fee (Note 5)		1,031,540
Custodian fees		57,961
Transfer agent fees		790,259
Directors'/Trustees' fees (Note 5)		12,090
Auditing fees		29,200
Legal fees		8,163
Distribution services fee (Note 5)		2,521,403
Other service fees (Notes 2 and 5)		2,842,883
Portfolio accounting fees		215,120
Share registration costs		135,648
Printing and postage		68,329
Miscellaneous (Note 5)		19,688
TOTAL EXPENSES		16,306,468
Waivers and Reimbursement:
Waiver of investment adviser fee (Note 5)	$(966,808)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(18,224)
TOTAL WAIVERS AND REIMBURSEMENT		(985,032)
Net expenses			15,321,436
Net investment income			32,705,191
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			6,648,945
Net realized loss on futures contracts			(1,072,132)
Net change in unrealized appreciation of investments			9,791,527
Net change in unrealized depreciation of futures contracts			165,759
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			15,534,099
Change in net assets resulting from operations			$48,239,290
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended October 31	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income	$32,705,191	$33,537,680
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	5,576,813	(17,169,060)
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	9,957,286	(31,809,004)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	48,239,290	(15,440,384)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(16,156,926)	(17,013,232)
Class B Shares	(457,738)	(537,739)
Class C Shares	(5,828,546)	(5,834,008)
Class F Shares	(4,827,365)	(4,384,257)
Institutional Shares	(5,121,881)	(4,531,073)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(32,392,456)	(32,300,309)
Share Transactions:
Proceeds from sale of shares	411,329,860	450,882,187
Net asset value of shares issued to shareholders in payment of distributions declared	30,337,987	30,153,237
Cost of shares redeemed	(250,203,214)	(232,953,466)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	191,464,633	248,081,958
Change in net assets	207,311,467	200,341,265
Net Assets:
Beginning of period	1,225,729,131	1,025,387,866
End of period (including undistributed net investment income of $1,157,763 and $957,496, respectively)	$1,433,040,598	$1,225,729,131
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
October 31, 2016
1. ORGANIZATION
Federated Income Securities Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of nine portfolios. The financial statements included herein are only those of Federated Muni and Stock Advantage Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide tax-advantaged income with a secondary objective of capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
Annual Shareholder Report

If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Amortization/accretion of premium and discount is included in investment income. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares and Class F Shares may bear distribution services fees and other services fees unique to those classes. The detail of the total fund expense waivers and reimbursement of $985,032 is disclosed in various locations in this Note 2 and Note 5.
For the year ended October 31, 2016, an unaffiliated third-party waived $17,449 of portfolio accounting fees.
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Annual Shareholder Report

Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended October 31, 2016, other service fees for the Fund were as follows:
	Other Service Fees Incurred	Other Service Fees Reimbursed
Class A Shares	$1,540,487	$—
Class B Shares	60,939	(775)
Class C Shares	779,529	—
Class F Shares	461,928	—
TOTAL	$2,842,883	$(775)
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended October 31, 2016, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of October 31, 2016, tax years 2013 through 2016 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage duration and yield curve risks. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in
Annual Shareholder Report

the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of short futures contracts held by the Fund throughout the period was $28,465,490. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
At October 31, 2016, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $131,021 and $261,421 respectively. This is based on the amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in the exchange rate.
Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a
Annual Shareholder Report

security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
Liabilities
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	Payable for daily variation margin on futures contracts	$(160,575)*
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended October 31, 2016
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures Contracts	Forward Currency Contracts	Total
Interest rate contracts	$(1,072,132)	$—	$(1,072,132)
Foreign exchange contracts	—	826,685	826,685
TOTAL	$(1,072,132)	$826,685	$(245,447)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures Contracts	Forward Currency Contracts	Total
Interest rate contracts	$165,759	$—	$165,759
Foreign exchange contracts	—	(854,905)	(854,905)
TOTAL	$165,759	$(854,905)	$(689,146)
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
	2016		2015
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	11,121,692	$137,397,241	14,413,845	$180,019,759
Shares issued to shareholders in payment of distributions declared	1,263,335	15,512,406	1,314,876	16,342,603
Shares redeemed	(9,747,697)	(120,112,207)	(8,539,117)	(105,718,237)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	2,637,330	$32,797,440	7,189,604	$90,644,125

	2016		2015
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	629,216	$7,762,204	489,559	$6,080,809
Shares issued to shareholders in payment of distributions declared	34,276	420,347	38,594	481,005
Shares redeemed	(503,948)	(6,205,981)	(643,522)	(8,000,689)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	159,544	$1,976,570	(115,369)	$(1,438,875)

	2016		2015
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	7,166,065	$88,400,679	9,571,835	$119,585,504
Shares issued to shareholders in payment of distributions declared	415,270	5,092,346	405,526	5,039,168
Shares redeemed	(4,415,737)	(54,287,871)	(3,578,099)	(44,086,559)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	3,165,598	$39,205,154	6,399,262	$80,538,113

	2016		2015
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	3,614,389	$44,625,051	4,800,905	$59,924,077
Shares issued to shareholders in payment of distributions declared	391,214	4,805,911	351,409	4,362,536
Shares redeemed	(1,814,445)	(22,359,382)	(1,059,696)	(13,075,685)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	2,191,158	$27,071,580	4,092,618	$51,210,928
Annual Shareholder Report

	2016		2015
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	10,754,636	$133,144,685	6,824,390	$85,272,038
Shares issued to shareholders in payment of distributions declared	366,083	4,506,977	316,193	3,927,925
Shares redeemed	(3,843,143)	(47,237,773)	(5,025,313)	(62,072,296)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	7,277,576	$90,413,889	2,115,270	$27,127,667
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	15,431,206	$191,464,633	19,681,385	$248,081,958
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for discount accretion/premium amortization on debt securities, foreign currency transactions, return of capital and defaulted securities.
For the year ended October 31, 2016, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(112,468)	$112,468
Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended October 31, 2016 and 2015 was as follows:
	2016	2015
Tax-exempt income	$16,614,530	$15,551,453
Ordinary income	$15,777,926	$16,748,856
As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:
Undistributed tax-exempt income	$594,539
Undistributed ordinary income	$563,224
Net unrealized appreciation	$56,948,740
Capital loss carryforwards and deferrals	$(48,654,393)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales and discount accretion/premium amortization on debt securities.
Annual Shareholder Report

At October 31, 2016, the cost of investments for federal tax purposes was $1,380,172,001. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S dollars of assets and liabilities other than investments in securities; and (b) futures contracts was $56,949,762. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $78,231,174 and net unrealized depreciation from investments for those securities having an excess of cost over value of $21,281,412.
At October 31, 2016, the Fund had a capital loss carryforward of $48,654,393 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
No expiration	$9,398,465	$—	$9,398,465
2017	$39,255,928	NA	$39,255,928
The Fund used capital loss carryforwards of $5,132,412 to offset capital gains realized during the year ended October 31, 2016.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.65% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the Adviser waived $966,808 of its fee.
Certain of the Fund's assets are managed by Federated Investment Management Company (the “Sub-Adviser”). Under the terms of a sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser receives an allocable portion of the Adviser's fee. The fee is paid by the Adviser out of its resources and is not an incremental Fund expense. For the year ended October 31, 2016, the Sub-Adviser earned a fee of $1,917,710.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended October 31, 2016, distribution services fees for the Fund were as follows:
Distribution Service Fees Incurred
Class B Shares	$182,816
Class C Shares	2,338,587
TOTAL	$2,521,403
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended October 31, 2016, FSC retained $725,057 of fees paid by the Fund. For the year ended October 31, 2016, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Annual Shareholder Report

Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended October 31, 2016, FSC retained $271,736 in sales charges from the sale of Class A Shares. FSC also retained $14,611, $48,379, $32,799 and $126,844 relating to redemptions of Class A Shares, Class B Shares, Class C Shares and Class F Shares, respectively.
Other Service Fees
For the year ended October 31, 2016, FSSC received $63,551 and reimbursed $775 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.00%, 1.75%, 1.75%, 1.00% and 0.75% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Interfund Transactions
During the year ended October 31, 2016, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $341,652,401 and $334,089,897, respectively.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended October 31, 2016, were as follows:
Purchases	$ 860,295,337
Sales	$ 678,184,896
Annual Shareholder Report

7. LINE OF CREDIT
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of (a) (i) the federal funds effective rate, (ii) the one month London Interbank Offer Rate (LIBOR), and (iii) 0.0%, plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of October 31, 2016, the Fund had no outstanding loans. During the year ended October 31, 2016, the Fund did not utilize the LOC.
8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of October 31, 2016, there were no outstanding loans. During the year ended October 31, 2016, the program was not utilized.
9. Regulatory Matters
On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended October 31, 2016, 51.29% of distributions from net investment income is exempt from federal income tax, other than the federal AMT.
For the fiscal year ended October 31, 2016, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
Of the ordinary income distributions made by the Fund during the year ended October 31, 2016, 100% qualify for the dividend received deduction available to corporate shareholders.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF Trustees OF Federated Income Securities Trust AND SHAREHOLDERS OF Federated Muni and Stock Advantage Fund:
We have audited the accompanying statement of assets and liabilities of Federated Muni and Stock Advantage Fund (the “Fund”) (one of the portfolios constituting Federated Income Securities Trust), including the portfolio of investments, as of October 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Muni and Stock Advantage Fund, a portfolio of Federated Income Securities Trust, at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
December 23, 2016
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 5/1/2016	Ending Account Value 10/31/2016	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,014.40	$5.06
Class B Shares	$1,000	$1,009.80	$8.84
Class C Shares	$1,000	$1,010.60	$8.84
Class F Shares	$1,000	$1,013.50	$5.06
Institutional Shares	$1,000	$1,015.60	$3.80
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,020.11	$5.08
Class B Shares	$1,000	$1,016.34	$8.87
Class C Shares	$1,000	$1,016.34	$8.87
Class F Shares	$1,000	$1,020.11	$5.08
Institutional Shares	$1,000	$1,021.37	$3.81
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.00%
Class B Shares	1.75%
Class C Shares	1.75%
Class F Shares	1.00%
Institutional Shares	0.75%
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised eight portfolio(s), and the Federated Fund Family consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of certain of the Funds in the Federated Fund Family; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
Previous Positions: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
G. Thomas Hough Birth Date: February 28, 1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Family; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association, he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: August 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: November 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: January 1986	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: January 1986	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: May 2004	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Robert J. Ostrowski Birth Date: April 26, 1963 Chief Investment Officer Officer since: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of Federated's taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. Mr. Ostrowski became an Executive Vice President of the Fund's Sub-Adviser in 2009 and served as a Senior Vice President of the Fund's Sub-Adviser from 1997 to 2009. Mr. Ostrowski has received the Chartered Financial Analyst designation. He received his M.S. in Industrial Administration from Carnegie Mellon University.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2016
Federated Muni and Stock Advantage Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board of Trustees (the “Board”) reviewed and unanimously approved at its May 2016 meetings the continuation of the Fund's investment advisory and subadvisory contracts for an additional one-year term. The Board's decision regarding these contracts reflects the exercise of its business judgment after consideration of all of the information received on whether to continue the existing arrangements.
The Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Senior Officer's Evaluation”). The Board considered the Senior Officer's Evaluation, along with other information, in deciding to approve the investment advisory and subadvisory contracts.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by an adviser to a fund and its shareholders, including the performance and fees and expenses of the fund and of comparable funds; an adviser's cost of providing the services, including the profitability to an adviser of providing advisory services to a fund; the extent to which an adviser may realize “economies of scale” as a fund grows larger and, if such economies of scale exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to an adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of an adviser for services rendered to a fund); comparative fee and expense structures, including a comparison of fees paid to an adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which board members perform their duties and their expertise, including whether they are fully informed about all facts the board deems relevant to its consideration of an adviser's services and fees. The Board noted that the Securities and Exchange Commission (“SEC”) disclosure requirements regarding the basis for the Board's approval of the Fund's investment advisory and subadvisory contracts generally track the factors listed above. Consistent with these judicial decisions
Annual Shareholder Report

and SEC disclosure requirements, the Board also considered management fees charged to institutional and other clients of Federated Equity Management Company of Pennsylvania (the “Adviser”) and subadviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's investment advisory and subadvisory contracts to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated Investors, Inc., and its affiliates (“Federated”) on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meetings at which the Board's formal review of the investment advisory and subadvisory contracts occurred. At the May meetings, in addition to meeting in separate sessions of the independent trustees without management present, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the investment advisory and subadvisory contracts included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's and subadviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser, subadviser and their affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the Fund; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the
Annual Shareholder Report

Federated funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are generally available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant to its deliberations. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates, total expense ratios and each element of the Fund's total expense ratio (i.e., gross and net advisory fees, custody fees, portfolio accounting fees and transfer agency fees) relative to the Fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive in context of other factors considered by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative
Annual Shareholder Report

responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider the fees for providing advisory services to these outside products to be determinative in judging the appropriateness of mutual fund advisory fees.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
The Board considered the nature, extent and quality of the services provided to the Fund by the Adviser and the resources of the Adviser and its affiliates dedicated to the Fund. In this regard, the Board evaluated, among other things, the Adviser's personnel, experience, track record, overall reputation and willingness to invest in personnel and infrastructure that benefit the Fund. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Adviser. The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the investment advisory and subadvisory contracts.
In evaluating the Fund's investment performance, the Board considered performance results in light of the Fund's investment objective, strategies and risks, as disclosed in the Fund's prospectus. The Board particularly considered detailed investment reports on the Fund's performance provided to the Board throughout the year and in connection with the May meetings. The Senior Officer also reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of the proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the one-year, three-year and five-year periods covered by the Senior Officer's Evaluation, the Fund's performance was above the median of the relevant peer group.
Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the investment advisory and subadvisory contracts with respect to the Fund.
Annual Shareholder Report

The Board also received financial information about Federated, including information regarding the compensation and ancillary (or “fall-out”) benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the investment advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers.
The Board considered Federated's previous reductions in contractual management fees to certain funds in response to the Senior Officer's recommendations.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive. The Senior Officer also noted that Federated appeared financially sound, with the resources to fulfill its obligations under its contracts with the Fund.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions as well as, systems technology (including technology relating to cybersecurity), and that the benefits of these efforts (as well as any economies of scale, should they exist) were likely to be enjoyed by the fund family as a whole. The Board noted that the Adviser's investments in these areas are extensive. In addition, the Board considered that Federated and its affiliates
Annual Shareholder Report

have frequently waived fees and/or reimbursed expenses and that this has allowed fund shareholders to share potential economies of scale from a fund's inception. Federated, as it does throughout the year, and again in connection with the Board's review, furnished information relative to revenue sharing or adviser paid fees. Federated and the Senior Officer noted that this information should be viewed to determine if there was an incentive to either not apply breakpoints or to apply breakpoints at higher levels and should not be viewed to determine the appropriateness of advisory fees, because it would represent marketing and distribution expenses. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as a fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within the Senior Officer's Evaluation, his observations and the information accompanying the Senior Officer's Evaluation supported a finding by the Board that the management fee for the Fund was reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's investment advisory and subadvisory contracts.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an investment advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the investment advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the investment advisory contract was appropriate.
The Board based its decision to approve the investment advisory and subadvisory contracts on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the continuation of the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Muni and Stock Advantage Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 31420C837
CUSIP 31420C829
CUSIP 31420C811
CUSIP 31420C720
CUSIP 31420C654
31285 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) There was no amendment to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(d) There was no waiver granted, either actual or implicit, from a provision to the registrant’s code of ethics described in Item 2(a) above during the period covered by the report.

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, G. Thomas Hough and Thomas M. O'Neill.

Item 4. Principal Accountant Fees and Services

(a)       Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $307,365

Fiscal year ended 2015 - $260,270

(b)       Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $5,000

Fiscal year ended 2015 - $15,304

Fiscal year ended 2016- Audit consent for N-1A filing.

Fiscal year ended 2015- Audit consents for N-1A filing and N-14 merger documents and travel expenses for attendance at Audit Committee Meeting.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $100 respectively. Fiscal year ended 2015- Travel expenses for attendance at Audit Committee meeting.

(c)        Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $11,500

Fiscal year ended 2015 - $0

Fiscal year ended 2016- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d)       All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2016 - $0

Fiscal year ended 2015 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $35,281 and $35,697 respectively. Fiscal year ended 2016- Service fees for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2015 – Service fees for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2016 – 0%

Fiscal year ended 2015 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2016 - $256,047

Fiscal year ended 2015 - $78,995

(h)	The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

In their respective required communications to the Audit Committee of the registrant’s Board, Ernst & Young LLP (“EY”) and KPMG LLP (“KPMG”) (as applicable, “EY/KPMG”), the registrant’s independent public accountants, informed the Audit Committee that EY/KPMG and/or covered person professionals within EY/KPMG maintain lending relationships with certain owners of greater than 10% of the shares of the registrant and/or certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X, which are affiliates of the registrant. EY/KPMG has advised the Audit Committee that these lending relationships implicate Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits an independent public accountant, or covered person professionals at such firm, from having a financial relationship (such as a loan) with a lender that is a record or beneficial owner of more than 10% of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the registrant, as well as all registered investment companies advised by advisory subsidiaries of Federated Investors, Inc., the Adviser (for which EY serves as independent public accountant), and their respective affiliates (collectively, the “Federated Fund Complex”).

EY/KPMG informed the Audit Committee that EY/KPMG believes that these lending relationships described above do not and will not impair EY/KPMG’s ability to exercise objective and impartial judgment in connection with financial statement audits of their respective funds of the registrant and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY/KPMG has been and is capable of objective and impartial judgment on all issues encompassed within EY/KPMG’s audits.

On June 20, 2016, the Division of Investment Management of the Securities and Exchange Commission (“SEC”) issued a no-action letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule matters as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an independent public accountant where the Loan Rule was implicated in certain specified circumstances. In that letter, the SEC staff indicated that it would not recommend enforcement action against the investment company complex if the Loan Rule is implicated provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the Loan Rule is implicated because of lending relationships; and (3) notwithstanding such lending relationships that implicate the Loan Rule, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The circumstances described in the no-action letter are substantially similar to the circumstances that implicated the Loan Rule with respect to EY/KPMG and the registrant. The relief provided in the SEC no-action letter is effective for 18 months from its June 20, 2016 issuance date.

If it were to be determined that the relief available under the no-action letter was improperly relied upon, or that the independence requirements under the federal securities laws were not otherwise complied with regarding the registrant, for certain periods, any of the registrant’s filings with the SEC which contain financial statements of the registrant for such periods may not comply with applicable federal securities laws, the registrant’s ability to offer shares under its current registration statement may be impacted, and certain financial reporting and/or other covenants with, and representations and warranties to, the registrant’s lender under its committed line of credit may be impacted. Such events could have a material adverse effect on the registrant and the Federated Fund Complex.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Income Securities Trust

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date December 23, 2016

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date December 23, 2016